UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04642

                             Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

100 Pearl Street

                         Hartford, CT 06103-4506

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                 Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 367-5877

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VIRTUS VARIABLE INSURANCE TRUST

ANNUAL REPORT

Virtus Capital Growth Series*

Virtus Growth & Income Series*

Virtus International Series*

Virtus Multi-Sector Fixed Income Series*

Virtus Premium AlphaSectorTM Series

Virtus Real Estate Securities Series*

Virtus Small-Cap Growth Series*

Virtus Small-Cap Value Series*

Virtus Strategic Allocation Series*

* Prospectus supplements applicable to the Series appear at the back of this annual report.	December 31, 2012
The Annual Report describes one or more Series available for underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.	Not FDIC Insured No Bank Guarantee May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		4

Series	Series Summary	Schedule of Investments

Virtus Capital Growth Series (“Capital Growth Series”)	5	23
Virtus Growth & Income Series (“Growth & Income Series”)	7	24
Virtus International Series (“International Series”)	9	25
Virtus Multi-Sector Fixed Income Series (“Multi-Sector Fixed Income Series”)	11	26
Virtus Premium AlphaSectorTM Series (“Premium AlphaSector Series”)	13	34
Virtus Real Estate Securities Series (“Real Estate Securities Series”)	15	35
Virtus Small-Cap Growth Series (“Small-Cap Growth Series”)	17	36
Virtus Small-Cap Value Series (“Small-Cap Value Series”)	19	37
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	21	38
Statements of Assets and Liabilities		44
Statements of Operations		46
Statements of Changes In Net Assets		48
Financial Highlights		51
Notes to Financial Statements		53
Report of Independent Registered Public Accounting Firm		62
Tax Information Notice		63
Board of Trustees’ Consideration of Investment Advisory and Subadvisory Agreements		64
Fund Management Tables		68

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Fund files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

MESSAGE TO SHAREHOLDERS

Dear Virtus Variable Product Investors:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, and then rebounded in the second half of the year to end 2012 in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended December 31, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 16.00 percent, slightly behind international equities, which rose 16.13 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose 4.22 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, which ended the year at just 1.76 percent.

Entering 2013, questions remain about the ability of the United States, Europe, and China to maintain market momentum. While a plunge over the “fiscal cliff” was averted at year-end, the onus is still on the U.S. government to get the country on strong fiscal footing and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. In fact, this is an ideal time of year to check with your advisor and make sure that your variable product portfolio is adequately diversified.

As always, thank you for choosing Virtus investments. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Variable Insurance Trust

January 2013

Variable insurance products are sold by prospectus. You should carefully consider investment objectives, charges, expenses and risks before you invest. The contract prospectuses and underlying Series prospectuses contain this and other important information about the variable insurance product. You may obtain contract prospectuses from your registered representative. You may obtain Series prospectuses by contacting us at 1-800-367-5877 or Virtus.com. Please read the prospectuses carefully before you invest.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares. An ADR is likely to be traded over the counter.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Composite Index for Strategic Allocation Series

A composite index made up 60% of the S&P 500® Index, which measures stock market total return performance, and 40% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

Consumer Price Index (CPI)

A measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.

ETF (Exchange-Traded Fund)

An open-end investment company that is traded like a stock.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ® National Market System. The index is calculated on a total return basis with dividends reinvested.

MSCI AC World Index (Net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested.

MSCI AC World Ex U.S. Small Cap Index (Net)

The MSCI AC World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested.

MSCI EAFE® Index

The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE3)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 2,000 smallest companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 2,000 smallest companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt)

An ADR that is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

VIRTUS VARIABLE INSURANCE TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of July 1, 2012 to December 31, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Series (each a “Series”) of Virtus Variable Insurance Trust (the “Trust”), you incur ongoing costs including investment advisory fees and other expenses. These expense examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds. These expense examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates a Series’ costs in two ways.

Actual Expenses

This section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, your costs would have been higher.

Hypothetical Example for Comparison Purposes

This section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, this section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Capital Growth Series
Actual	$1,000.00	$1,033.90	0.97%	$4.96

Hypothetical (5% return before expenses)
	1,000.00	1,020.20	0.97	4.94
Growth & Income Series
Actual	$1,000.00	$1,053.10	0.92%	$4.75

Hypothetical (5% return before expenses)
	1,000.00	1,020.45	0.92	4.68
International Series
Actual	$1,000.00	$1,116.70	1.09%	$5.80

Hypothetical (5% return before expenses)
	1,000.00	1,019.59	1.09	5.55
Multi-Sector Fixed Income Series
Actual	$1,000.00	$1,076.50	0.81%	$4.23

Hypothetical (5% return before expenses)
	1,000.00	1,021.01	0.81	4.12
Premium AlphaSectorTM Series
Actual	$1,000.00	$1,036.70	1.70%	$8.70

Hypothetical (5% return before expenses)
	1,000.00	1,016.48	1.70	8.65
Real Estate Securities Series
Actual	$1,000.00	$1,019.00	1.12%	$5.68

Hypothetical (5% return before expenses)
	1,000.00	1,019.44	1.12	5.70
Small-Cap Growth Series
Actual	$1,000.00	$1,071.70	1.09%	$5.68

Hypothetical (5% return before expenses)
	1,000.00	1,019.59	1.09	5.55
Small-Cap Value Series
Actual	$1,000.00	$1,042.40	1.27%	$6.52

Hypothetical (5% return before expenses)
	1,000.00	1,018.67	1.27	6.46
Strategic Allocation Series
Actual	$1,000.00	$1,053.50	0.88%	$4.54

Hypothetical (5% return before expenses)
	1,000.00	1,020.66	0.88	4.48

*	Expenses are equal to the relevant Series’ annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the one-half year period. Exceptions noted below.

A Series may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, including contractual charges associated with the separate account, refer to the Series prospectus and the contract prospectus.

Capital Growth Series

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management LLC

¢	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 13.76%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the Russell 1000® Growth Index, the Series’ style-specific benchmark appropriate for comparison, returned 15.26%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	A rapid rise in December pushed equity prices into positive territory for the fourth quarter and capped a full year of healthy returns. Signs that a political agreement would be reached to avert the “fiscal cliff” propelled the market higher in the closing days of the year. Also, the passing of the U.S. presidential election and China’s leadership transition reduced some political uncertainty. The full year’s gains were also bolstered by the European Central Bank’s declaration that it would do whatever is necessary to stabilize the Euro, continued monetary and fiscal stimulus in the U.S., and an early recovery in the U.S. residential housing industry.
¢	For the year, the best performing sectors were health care, financials, and consumer discretionary. The energy, utilities, and consumer-staples sectors lagged.

¢	Low-quality stocks, as measured by S&P Quality Rankings, outperformed high-quality stocks for the year. Additionally, stocks with lower S&P Credit Ratings had superior returns than stocks with higher S&P Credit Ratings.

What factors affected the Series’ performance during its fiscal year?

¢	For the year, the Series underperformed the Russell 1000® Growth Index due to the underperformance of high-quality stocks and unfavorable stock selection in the consumer-discretionary and health-care sectors. Performance was primarily helped by strong stock selection in information technology.

¢	Because the Series owns businesses that generate abundant discretionary cash flow and typically have more predictable earnings, we would expect our results to lag in a period of speculative recovery and renewed monetary stimulus that encourages upward re-pricing of risky assets and most helps those companies that are dependent on access to external financing to prosper.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk.

Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated portfolio.

Because the Series is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Information Technology	32%
Industrials	17
Consumer Discretionary	15
Consumer Staples	12
Energy	7
Health Care	7
Materials	5
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Capital Growth Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Capital Growth Series	13.76%	–0.83%	4.21%
S&P 500® Index	16.00	1.66	7.10
Russell 1000® Growth Index	15.26	3.12	7.52
Series expense ratios[2]: Gross: 1.15%; Net: 1.03%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series are set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of a contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Series

Portfolio Manager Commentary by

Euclid Advisors LLC

¢	The Series is diversified and has an investment objective of capital appreciation and current income. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 14.77%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00%.

All performance figures assume the reinvest- ment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Although there were difficult periods for the U.S. stock market during 2012, including two significant sell-offs during the year, overall the benchmark S&P 500® Index ended the year 16% higher, including dividends. The periods of early April to early June and mid September to mid November were difficult for investors, but those that held on were rewarded with solid gains for the year. With all the concern around the global economy, the European debt crisis, the U.S. presidential election and finally the “fiscal cliff”, stocks in aggregate traded surprisingly well during the year.

What factors affected the Series’ performance during its fiscal year?

¢	The Series participated solidly in the gains on the year, posting good absolute returns, albeit slightly below the S&P 500® Index on a relative basis. The Series’ holdings did especially well early in the year as the rally that ensued from January through early April helped many of the more cyclically oriented segments of the market. As concerns over Europe and the economic contagion that could spread from a worsening of the debt crisis in the continent intensified, many of the Series’ holdings in Energy, Materials and Industrials suffered during the sell-off. Although the Series did trim exposure to the more economically sensitive areas of the market, the continued choppy conditions were difficult to navigate. The market tended to react suddenly to various policy measures, whether statements from elected officials or monetary policy decisions from the Federal Reserve, the European Central Bank, or any other central bank. It is difficult to invest in a market where policy makers dictate outcome more than fundamental business decisions, however overall we are pleased with the returns for the year and believe the Series is well positioned for 2013.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Information Technology	19%
Consumer Discretionary	17
Financials	15
Energy	13
Health Care	12
Industrials	11
Materials	7
Other (includes short-term investments)	6

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Growth & Income Series	14.77%	0.46%	6.56%
S&P 500® Index	16.00	1.66	7.10
Series expense ratios[2]: Gross: 1.16%; Net: 0.98%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

International Series

Portfolio Manager Commentary by

Aberdeen Asset Management, Inc.

¢	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 16.52%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the MSCI EAFE® Index (Net), the Series’ style-specific benchmark appropriate for comparison, returned 17.32%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Despite experiencing much volatility, global stock markets rallied in the year under review marked by substantial central bank intervention. The start of the year saw markets driven by the vast amount of liquidity injections in the financial system, while the prospect of the continuation of loose monetary policy also lifted risk appetite. The spike in Spanish bond yields and anemic first-quarter economic activity, however, caused markets to record their steepest declines in May. Nevertheless, confidence returned following intensive efforts by major central banks in the U.S., Europe and Japan to stimulate the global economy, underlining the urgency of reviving faltering economic growth. Regulatory approval of Spain’s plan to restructure its troubled banks and new aid measures for Greece also relieved investors. President Obama’s re-election also spurred hopes that the U.S. would reach an agreement on its budget negotiations, which occurred shortly after the New Year’s Day deadline. The Federal Reserve’s decision to expand its bond-buying plan and better-than-expected corporate earnings also lifted sentiment.

What factors affected the Series’ performance during its fiscal year?

¢	In 2012, the Series underperformed the MSCI EAFE® Index by 0.80%. The Series’ underperformance was largely attributed to weak stock selection, particularly in the U.K. Here a holding in a global mobile telecommunications group was among the top detractors from relative returns over the year, after reporting lower-than-expected revenue and write-downs related to its Spanish and Italian operations.

¢	At the sector level, the portfolio’s financial holdings subtracted the most from relative return. In Australia the stock price of a holding in an international insurance group corrected after the company lowered its full-year profit guidance due to higher catastrophe claims including Hurricane Sandy and a drought in the U.S. In Brazil the portfolio’s investment in a domestic bank suffered from disappointing third-quarter profits, owing to increased loan provisions, while concerns over delinquency rates in the banking sector also dragged its share price lower.

¢	On a positive note, holdings in the information technology sector, particularly the semiconductor companies, mitigated losses. The share price in a Taiwanese semiconductor foundry holding rallied following a sharp increase in revenues, backed by healthy mobile chip demand, as well as strong traction for advanced node chips. The portfolio’s Korean electronics holding, which counts the U.S. and Europe as its major export markets, gained in anticipation of increased stimulus in the West and improved panel and handset demand forecasts. Notably, its third-quarter profits rose by 91% year-on-year, thanks to continued strong performance from its range of smart phones and tablet computers.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Financials	22%
Energy	13
Consumer Staples	12
Information Technology	12
Materials	10
Telecommunication Services	10
Industrials	9
Other (includes short-term investments)	12

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

International Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
International Series	16.52%	1.49%	11.53%
S&P 500® Index	16.00	1.66	7.10
MSCI EAFE® Index (Net)	17.32	-3.69	8.21
Series expense ratio[2]: 1.19%

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series, are set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. The Advisor contractually agreed to limit the Series’ expenses through April 30, 2014.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series

Portfolio Manager Commentary by

Newfleet Asset Management, LLC

¢	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 14.69%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.22%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the fixed income market perform during the Series’ fiscal year?

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remained supportive of fixed income spread sectors as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and keep the Federal Reserve (the “Fed”) from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement of QE3 late in the third quarter of 2012.

¢	Despite the rally, there were periods of volatility during the fiscal year as headwinds still exist. During this time various factors including uncertainty surrounding the impact of presidential elections and the looming fiscal cliff in the U.S. resulted in periods of weakness. Despite resolution of these issues uncertainty remained surrounding the debt crisis in Europe and overall global growth concerns loomed. Adding to investor concerns was a lack of clarity domestically in the U.S. regarding the debt ceiling negotiations and fears of a slowing economy.

¢	Over the last 12 months yields were unchanged on the short end of the U.S. Treasury curve and lower on the long end, and the curve flattened.

What factors affected the Series’ performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Series’ strong performance for the year.

¢	Among fixed income sectors the Series’ allocation to emerging markets high-yield securities, corporate high-yield securities and high-yield loans, corporate high quality, Yankee high quality and non-agency commercial mortgage-backed securities were all significant positive contributors to performance for the fiscal year.

¢	The Series higher quality bias in corporate high-yield detracted from performance as lower quality outperformed.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Corporate Bonds		51%
Financials	22%
Industrials	8
Energy	7
Total of all others	14
Loan Agreements		16
Mortgage-Backed Securities		13
Foreign Government Securities		11
Asset-Backed Securities		4
Other (includes short-term investments)		5

Total		100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Multi-Sector Fixed Income Series	14.69%	9.21%	7.93%
Barclays Capital U.S. Aggregate Bond Index	4.22	5.95	5.18
Series expense ratios[2]: Gross: 0.96%; Net: 0.94%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series is set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Premium AlphaSector™ Series

Portfolio Managers Commentary by

Euclid Advisors LLC and

F-Squared Institutional Advisors, LLC

¢	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will achieve its objective.

¢	For the fiscal period ended December 31, 2012, the Series returned 10.69%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Series’ fiscal year?

¢	During the year ended December 31, 2012, the performance of U.S. equity markets was a “quarter by quarter” experience.

¢	The first quarter of 2012 witnessed the best quarterly performance by the market, as measured by the S&P 500® Index, in 14 years. To put the Index’s 12.6% quarterly return into perspective, it would translate on a compounded basis to an annualized return of 60.8%. Further, the 12.6% gain ranked among the best handful of all rolling 90-day periods over the last decade, placing it above 94% of all other rolling 90-day periods in the past 11 years.

¢	During the second quarter, equity markets retreated from the sharp advance of the first quarter, with the S&P 500® Index losing 2.75%, mostly driven by a 6.01% decline in May.

¢	After a strong bounce-back in the third quarter, the U.S. equity market stalled in the fourth quarter. In the U.S., the S&P 500® Index declined 0.38% after an advance of 6.35% in the third quarter. The 0.38% decline was driven mostly by a 1.85% drop in October. Uncertainty over the November U.S. presidential election kept some investors on the sidelines during October, and profit-taking on the heels of strong equity market returns for the nine-month period ended September 30th contributed to the weakness. Improvements in the labor market, with lower unemployment rates, and continued strength in the housing data later in the quarter were not sufficient to spark a rally. Perhaps the lack of progress towards a workable compromise regarding the fiscal cliff held a number of investors back.

What factors affected the Series’ performance during its fiscal year?

¢	The Series is designed to provide a full-market solution with embedded risk management. During rising or bull markets, the strategy is intended to offer participation in market returns; during bear markets, the strategy is built to provide risk controls. The Series delivered on these expectations during its fiscal year.

¢	Overall, 2012 witnessed a more favorable environment than 2011, so that during 2012 the “participate up” element of the strategy was in place. The subadvisers’ quantitative engine tracked the market environment well during the year, remaining fully invested in equities. The numbers of sectors on ranged from nine from July to October, to the Series’ fully-invested minimum of four in early December. (If the number of active sectors falls below four, the strategy will move to a defensive position using a cash equivalent. The strategy was invested in at least four equity sectors in the period.)

¢	From a performance perspective, the Series behaved according to expectations. It participated in the strong first quarter rise with a positive return of 7.93%, but as expected, lagged the extremely strong rise in the S&P 500® Index of 12.6%. Then, when the Index turned negative in the second quarter, the Series outperformed, with a return of 1.07% versus a sharp drop of 2.75% for the Index. In the third and fourth quarters, the strategy returned to a “participate” model as S&P 500® Index returns were positive overall during the final six months of the year.

¢	In sum, 2012 was a very strong year in the U.S. Equity markets, marking the fourth calendar year of a rising S&P 500® Index. The 16.0% rise in the S&P 500® Index during 2012 has been exceeded only twice in the eleven years from 2002 through 2012. As designed, the Series participated in the rising market, with some lag during the strongest period. As a full market solution with embedded risk management, the Series delivered on expectations for the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Materials	12%
Consumer Discretionary	12
Energy	12
Financials	12
Health Care	12
Industrials	12
Utilities	12
Other (includes short-term investments)	16

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Premium AlphaSector™ Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	Since Inception		Inception Date
Premium AlphaSector™ Series	10.69%	3.01%		2/14/11
S&P 500® Index	16.00	5.99	[3]	—
Series expense ratios[2]: Gross: 6.44%; Net: 1.70%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratio of the Series is set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2012. Effective May 1, 2012, the waiver is voluntary and may be discontinued at any time. Gross Expenses: Does not reflect the effect of the voluntary waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.

[3]	The since inception index returns are from the Series’ inception date.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on February 14, 2011 (inception date of the Series). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series

Portfolio Manager Commentary by

Duff & Phelps Investment Management Co.

¢	The Series is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 16.98%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the FTSE NAREIT Equity REITs Index, the Series’ style-specific benchmark appropriate for comparison, returned 18.06%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	The U.S. election and fiscal cliff concerns dominated the market in the fourth quarter amidst a back drop of improving economic data following the impact of Hurricane Sandy. New leadership in China and Japan was embraced. By year-end, U.S. equity markets had rallied off their mid-quarter lows, but remained below third quarter peak levels. Numerous markets in both Asia and Europe closed the year above their third quarter highs. As 2013 began, an agreement on U.S. tax revenue was reached by Congress and the President, thus averting the cliff, with a deferral on addressing expenses and the debt ceiling.

¢	Central banks on a global basis remained accommodative. The Fed offered its first real look at how it would exit its open-ended quantitative easing program (OEQE), just one quarter after starting it. A shift from time-based metrics to a formula incorporating thresholds of 6.5% unemployment and 2.5% core inflation (Consumer Price Index) was established.

¢	The accommodative views and steps taken by the Fed have helped lower the cost of debt. Debt issuance by publicly traded equity REITs continues to be executed at very attractive terms and rates, whereby publicly traded equity REITs are able to take advantage of current dual competitive advantages of both access to and cost of capital over private real estate vehicles.

¢	In addition to the cost of capital competitive advantage, limited new supply has been a strong tailwind to publicly traded equity REITs that are owners of high quality commercial real estate.

What factors affected the Series’ performance during its fiscal year?

¢	The Series and the Benchmark outperformed the S&P 500® Index in 2012.

¢	Attribution results highlight excess returns, which are gross of fees, driven by positive contributions from stock selection in the year.

¢	Small cap REITs outperformed the benchmark for the quarter and the year, along with a number of the more levered, lower quality names.

¢	Total returns in 2012 were driven by a more meaningful increase in cash flow growth as a result of better than expected internal and external growth across a number of the property sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated portfolio.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Regional Malls	22%
Apartments	19
Office	13
Health Care	10
Self Storage	9
Shopping Centers	7
Industrial	7
Other (includes short-term investments)	13

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Real Estate Securities Series	16.98%	6.04%	12.75%
S&P 500® Index	16.00	1.66	7.10
FTSE NAREIT Equity REITs Index	18.06	5.45	11.63
Series expense ratios[2]: Gross: 1.21%; Net: 1.16%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratio of the Series is set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

¢	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 11.81%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the Russell 2000® Growth Index, the Series’ style-specific benchmark appropriate for comparison, returned 14.59%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	A rapid rise in December pushed equity prices into positive territory for the fourth quarter and capped a full year of healthy returns. Signs that a political agreement would be reached to avert the “fiscal cliff” propelled the market higher in the closing days of the year. Also, the passing of the U.S. presidential election and China’s leadership transition reduced some political uncertainty. The full year’s gains were also bolstered by the European Central Bank’s declaration that it would do whatever is necessary to stabilize the Euro, continued monetary and fiscal stimulus in the U.S., and an early recovery in the U.S. residential housing industry.

¢	For the year, sectors tied to an improving consumer and housing outlook performed the best, namely the consumer discretionary, materials and processing, and financial-services sectors. The energy, utilities, and technology sectors lagged.

¢	Low-quality stocks, as measured by S&P Quality Rankings, outperformed high-quality stocks for the year. Additionally, stocks with lower S&P Credit Ratings had superior returns over stocks with higher S&P Credit Ratings.

What factors affected the Series’ performance during its fiscal year?

¢	For the year, the Series trailed the return of the Russell 2000® Growth Index due to the underperformance of high-quality stocks and unfavorable stock selection in the technology and materials and processing sectors. Performance of the Series was helped by strong stock selection in health care and an underweight in energy.

¢	Because the portfolio includes businesses that generate abundant discretionary cash flow and typically have more predictable earnings, we would expect the Series’ results to lag in a period of speculative recovery and renewed monetary stimulus that encourages upward re-pricing of risky assets and most helps those companies that are dependent on access to external financing to prosper.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Because the Series’ portfolio has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated portfolio.

Because the Series is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Information Technology	36%
Health Care	20
Consumer Discretionary	15
Industrials	13
Consumer Staples	7
Financials	7
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Small-Cap Growth Series	11.81%	–0.05%	9.62%
S&P 500® Index	16.00	1.66	7.10
Russell 2000® Growth Index	14.59	3.49	9.80
Series expense ratios[2]: Gross: 1.34%; Net: 1.19%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

¢	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 8.13%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the Russell 2000® Value Index, the Series’ style-specific benchmark, appropriate for comparison returned 18.05%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	A rapid rise in December pushed equity prices into positive territory for the fourth quarter and capped a full year of healthy returns. Signs that a political agreement would be reached to avert the “fiscal cliff” propelled the market higher in the closing days of the year. Also, the passing of the U.S. presidential election and China’s leadership transition reduced some political uncertainty. The full year’s gains were also bolstered by the European Central Bank’s declaration that it would do whatever is necessary to stabilize the Euro, continued monetary and fiscal stimulus in the U.S., and an early recovery in the U.S. residential housing industry.

¢	For the year, sectors tied to an improving consumer and housing outlook performed the best, namely the consumer discretionary, materials and processing, and financial-services sectors. The technology, energy, and utilities sectors lagged.

¢	Low-quality stocks, as measured by S&P Quality Rankings, outperformed high-quality stocks for the year. Additionally, stocks with higher betas and lower S&P Credit Ratings had superior returns over stocks with lower betas and higher S&P Credit Ratings.

What factors affected the Series’ performance during its fiscal year?

¢	For the year, the Series underperformed the Russell 2000® Value Index due to the underperformance of high-quality stocks and unfavorable stock selection in the consumer-discretionary and materials and processing sectors. Performance of the Series was helped by strong stock selection in producer durables and an underweight in utilities.

¢	Because the portfolio includes businesses that generate abundant discretionary cash flow and typically have more predictable earnings, we would expect the Series’ results to lag in a period of speculative recovery and renewed monetary stimulus that encourages upward re-pricing of risky assets and most helps those companies that are dependent on access to external financing to prosper.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Because the Series’ portfolio has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated portfolio.

Because the Series is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Information Technology	27%
Financials	20
Industrials	19
Consumer Discretionary	9
Consumer Staples	8
Energy	7
Health Care	4
Other (includes short-term investments)	6

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Small-Cap Value Series	8.13%	–0.08%	8.00%
S&P 500® Index	16.00	1.66	7.10
Russell 2000® Value Index	18.05	3.55	9.50
Series expense ratios[2]: Gross: 1.36%; Net: 1.20%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series

Portfolio Managers Commentaries by

Euclid Advisors LLC (equity portfolio) and

Newfleet Asset Management, LLC (fixed income portfolio)

¢	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2012, the Series returned 13.42%. For the same period, the S&P 500® Index, a broad-based equity index, returned 16.00% and the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.22%. The Composite Index for the Series, the Series’ style-specific benchmark, appropriate for comparison returned 11.31%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Series’ fiscal year?

Equities:

¢	While there were difficult periods for the U.S. stock market during 2012, including two significant sell-offs during the year, overall the benchmark S&P 500® Index ended the year 16% higher, including dividends. The periods of early April to early June and mid September to mid November were difficult for equity investors, but those that held on were rewarded with solid gains for the year. With all the concern around the global economy, the European debt crisis, the U.S. presidential election and finally the “fiscal cliff”, stocks in aggregate traded surprisingly well during the year.

Fixed Income:

¢	Most spread sectors outperformed U.S. Treasuries during the fiscal year as the overall economic picture remained supportive of fixed income spread sectors as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and keep the Federal Reserve from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement of QE3 late in the third quarter of 2012.

¢	Despite the rally, there were periods of volatility during the fiscal year as headwinds still exist. During this time various factors including uncertainty surrounding the impact of presidential elections and the looming fiscal cliff in the U.S. resulted in periods of weakness. Despite resolution of these issues uncertainty remained surrounding the debt crisis in Europe and overall global growth concerns loomed. Adding to investor concerns was a lack of clarity domestically in the U.S. regarding the debt ceiling negotiations and fears of a slowing economy.

¢	Over the last 12 months yields were unchanged on the short end of the U.S. Treasury curve and lower on the long end and the curve flattened.

What factors affected the Series’ performance during its fiscal year?

Equities:

¢	The equity portion of the Series participated solidly in the gains for the year, posting good absolute returns, albeit slightly below the index on a relative basis. The Series’ equity holdings did especially well early in the year as the rally that ensued from January through early April helped many of the more cyclically oriented segments of the stock market. As concerns over Europe and the economic contagion that could spread from a worsening of the debt crisis in the continent intensified, many of the Series’ equity holdings in Energy, Materials and Industrials suffered during the sell-off. Although the Series did trim exposure to the more economically sensitive areas of the stock market, the continued choppy conditions were difficult to navigate. The market tended to react suddenly to various policy measures, whether statements from elected officials or monetary policy decisions from the Federal Reserve, the European Central Bank, or any other central bank. It is difficult to invest in a market where policy makers dictate outcome more than fundamental business decisions, however overall we are pleased with the returns for the year and believe the Series is well positioned for 2013.

Fixed Income:

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Series’ strong performance for the year.

¢	Among fixed income sectors the Series’ allocation to corporate high-yield securities and high-yield loans, corporate high quality, and non-agency commercial mortgage-backed securities were all significant positive contributors to performance for the fiscal year.

¢	An overweight to financials within the corporate high quality sector benefited performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. There may be no ready market for loan participation interests. The Series may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2012.
Common Stocks		60%
Information Technology	12%
Consumer Discretionary	10%
Financials	9%
Total of all other common stock sectors	29%
Corporate Bonds		18%
Financials	9%
Industrials	3%
Materials	2%
Total of all other corporate bond sectors	4%
Mortgage-Backed Securities		13%
Asset-Backed Securities		2%
U.S. Government Securities		2%
Municipal Bonds		2%
Loan Agreements		1%
Foreign Government Securities		1%
Other		1%

Total		100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/12

	1 year	5 years	10 years
Strategic Allocation Series	13.42%	3.97%	6.64%
S&P 500® Index	16.00	1.66	7.10
Barclays Capital U.S. Aggregate Bond Index	4.22	5.95	5.18
Composite Index for Strategic Allocation Series	11.31	3.81	6.62
Series expense ratios[2]: Gross: 1.06%; Net: 0.98%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	The expense ratios of the Series are set forth according to the prospectus for the Series effective May 1, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2014. Gross Expenses: Does not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2002. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

VIRTUS CAPITAL GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.0%

Consumer Discretionary—14.5%
Bed Bath & Beyond, Inc.(2)	87,600	$4,898
Coach, Inc.	49,060	2,723
McDonald’s Corp.	42,430	3,743
NIKE, Inc. Class B	103,510	5,341
priceline.com, Inc.(2)	6,640	4,125
Ross Stores, Inc.	68,070	3,686
Starbucks Corp.	54,330	2,913

		27,429

Consumer Staples—12.4%
Coca-Cola Co. (The)	202,110	7,326
Colgate-Palmolive Co.	57,440	6,005
Costco Wholesale Corp.	60,280	5,954
Lorillard, Inc.	36,690	4,281

		23,566

Energy—6.9%
Core Laboratories N.V.	28,120	3,074
National Oilwell Varco, Inc.	75,100	5,133
Schlumberger Ltd.	70,720	4,900

		13,107

Financials—3.2%
T. Rowe Price Group, Inc.	93,940	6,118

Health Care—7.3%
Intuitive Surgical, Inc.(2)	11,700	5,737
Perrigo Co.	33,230	3,457
Waters Corp.(2)	52,650	4,587

		13,781

Industrials—17.3%
Danaher Corp.	67,720	3,785
Emerson Electric Co.	99,200	5,254
Expeditors International of Washington, Inc.	96,880	3,831
Fastenal Co.	90,640	4,232
MSC Industrial Direct Co., Inc. Class A	48,920	3,687
Precision Castparts Corp.	19,410	3,677
Robinson (C.H.) Worldwide, Inc.	65,780	4,159
Roper Industries, Inc.	38,230	4,262

		32,887

Information Technology—32.4%
Accenture plc Class A	63,910	4,250
Amphenol Corp. Class A	101,690	6,579
ANSYS, Inc.(2)	84,620	5,698
Apple, Inc.	23,220	12,377
MICROS Systems, Inc.(2)	47,140	2,001
Oracle Corp.	162,970	5,430
QUALCOMM, Inc.	130,030	8,065
Teradata Corp.(2)	50,670	3,136
Visa, Inc. Class A	54,170	8,211
Xilinx, Inc.	160,470	5,761

		61,508

	SHARES	VALUE
Materials—5.0%
Praxair, Inc.	50,760	$5,556
Sigma-Aldrich Corp.	54,220	3,989

		9,545
TOTAL COMMON STOCKS (Identified Cost $154,003)		187,941
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified cost $154,003)		187,941

SHORT-TERM INVESTMENTS—1.2%

Money Market Mutual Funds—1.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	2,319,701	2,320
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,320)		2,320
TOTAL INVESTMENTS—100.2%
(Identified Cost $156,323)		190,261	(1)
Other assets and liabilities, net—(0.2)%		(286)

NET ASSETS—100.0%		$189,975

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$187,941	$187,941
Short-Term Investments	2,320	2,320

Total Investments	$190,261	$190,261

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS GROWTH & INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.0%

Consumer Discretionary—16.5%
Amazon.com, Inc.(2)	7,500	$1,883
AutoZone, Inc.(2)	6,800	2,410
Coach, Inc.	43,000	2,387
Comcast Corp. Class A(3)	86,000	3,215
DR Horton, Inc.	126,000	2,492
Ford Motor Co.	195,000	2,525
Goodyear Tire & Rubber Co. (The)(2)	197,000	2,721
Lululemon Athletica, Inc.(2)	26,000	1,982
Yum! Brands, Inc.	45,000	2,988

		22,603

Consumer Staples—3.5%
Altria Group, Inc.	76,000	2,388
PepsiCo, Inc.	36,000	2,464

		4,852

Energy—13.4%
Chevron Corp.	24,000	2,595
ConocoPhillips	24,000	1,392
Continental Resources, Inc.(2)	35,000	2,572
Schlumberger Ltd.	36,000	2,495
Valero Energy Corp.	75,000	2,559
Whiting Petroleum Corp.(2)	60,000	2,602
Williams Cos., Inc. (The)	76,000	2,488
WPX Energy, Inc.(2)	116,000	1,726

		18,429

Financials—14.8%
Aflac, Inc.	48,000	2,550
BB&T Corp.	106,000	3,086
BlackRock, Inc.	12,100	2,501
Goldman Sachs Group, Inc. (The)	20,000	2,551
JPMorgan Chase & Co.	88,000	3,869
Lincoln National Corp.	101,000	2,616
U.S. Bancorp	99,000	3,162

		20,335

Health Care—12.4%
Abbott Laboratories	49,000	3,210
Biogen Idec, Inc.(2)	21,000	3,080
Express Scripts Holding Co.(2)	46,000	2,484
Gilead Sciences, Inc.(2)	43,000	3,158
Johnson & Johnson	36,000	2,524
UnitedHealth Group, Inc.	47,000	2,549

		17,005

Industrials—10.7%
Alaska Air Group, Inc.(2)	28,000	1,206
Caterpillar, Inc.	29,000	2,598
Cummins, Inc.	29,000	3,142
Deere & Co.	30,000	2,593
Robinson (C.H.) Worldwide, Inc.	21,000	1,328
Union Pacific Corp.	21,000	2,640
United Continental Holdings, Inc.(2)	54,000	1,262

		14,769

	SHARES	VALUE
Information Technology—19.3%
Apple, Inc.	10,500	$5,597
Citrix Systems, Inc.(2)	40,000	2,630
EMC Corp.(2)	103,000	2,606
Google, Inc. Class A(2)	3,500	2,483
International Business Machines Corp.	6,000	1,149
MasterCard, Inc. Class A	6,600	3,242
QUALCOMM, Inc.	62,000	3,845
VeriSign, Inc.(2)	61,000	2,368
Visa, Inc. Class A(3)	17,000	2,577

		26,497

Materials—6.6%
CF Industries Holdings, Inc.	9,500	1,930
Du Pont (E.I.) de Nemours & Co.	56,000	2,518
Freeport-McMoRan Copper & Gold, Inc.	76,000	2,599
Monsanto Co.	21,000	1,988

		9,035

Telecommunication Services—1.8%
Verizon Communications, Inc.	57,000	2,467
TOTAL COMMON STOCKS
(Identified Cost $105,211)		135,992
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified cost $105,211)		135,992

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Funds—0.6%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	764,914	765
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $765)		765
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.6%
(Identified Cost $105,976)		136,757 (1)

	CONTRACTS
WRITTEN OPTIONS—(0.1)%

Call Options—(0.1)%
Comcast Corp. expiring 1/19/13 strike price $38.00	860	(35)
Visa, Inc. expiring 3/16/13 strike price $155.00	142	(62)
TOTAL WRITTEN OPTIONS—(0.1)%
(Premiums Received $126)		(97)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—99.5%
(Identified Cost $105,850)		136,660 (1)
Other assets and liabilities, net—0.5%		725

NET ASSETS—100.0%		$137,385

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion segregated as collateral for written options.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$135,992	$135,992
Short-Term Investments	765	765
Other Financial Instruments:
Written Options	$(97)	$(97)

Total Investments	$136,660	$136,660

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS INTERNATIONAL SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—8.9%

Financials—2.5%
Banco Bradesco S.A. Sponsored ADR 11.80% (Brazil)	493,100	$8,565

Information Technology—4.1%
Samsung Electronics Co., Ltd. 4.00% (South Korea)	17,561	14,111

Materials—2.3%
Vale S.A. 9.88% (Brazil)	383,500	7,785
TOTAL PREFERRED STOCK (Identified Cost $18,019)		30,461

COMMON STOCKS—90.5%

Consumer Staples—12.1%
British American Tobacco plc (United Kingdom)	277,400	14,102
Casino Guichard Perrachon S.A. (France)	78,700	7,538
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR (Mexico)	79,200	7,975
Nestle S.A. Registered Shares (Switzerland)	178,600	11,653

		41,268

Energy—13.0%
ENI SpA (Italy)	441,300	10,811
John Wood Group plc (United Kingdom)	273,300	3,267
PetroChina Co., Ltd. Class H (China)	3,650,000	5,266
Petroleo Brasileiro S.A. ADR (Brazil)	252,100	4,866
Royal Dutch Shell plc B Shares (United Kingdom)	284,400	10,146
Tenaris S.A. Sponsored ADR (Italy)	240,157	10,067

		44,423

Financials—19.8%
AIA Group Ltd. (Hong Kong)	997,000	3,954
City Developments Ltd. (Singapore)	485,000	5,187
Daito Trust Construction Co., Ltd. (Japan)	60,200	5,689
HSBC Holdings plc (United Kingdom)	782,800	8,295
Nordea Bank AB (Sweden)	703,600	6,768
Oversea-Chinese Banking Corp., Ltd. (Singapore)	912,330	7,352
QBE Insurance Group Ltd. (Australia)	466,300	5,343
Standard Chartered plc (United Kingdom)	415,100	10,743
Swire Pacific Ltd. Class B (Hong Kong)	1,405,000	3,260
Zurich Financial Services AG (Switzerland)(2)	41,700	11,174

		67,765

	SHARES	VALUE
Health Care—8.6%
Novartis AG Registered Shares (Switzerland)	219,600	$13,873
Roche Holding AG (Switzerland)	77,200	15,608

		29,481

Industrials—9.0%
Atlas Copco AB Class A (Sweden)	172,900	4,795
Canadian National Railway Co. (Canada)	74,100	6,729
FANUC Ltd. (Japan)	30,600	5,693
Schindler Holding AG (Switzerland)	30,700	4,441
Schneider Electric SA (France)	51,300	3,757
Weir Group plc (The) (United Kingdom)	176,100	5,446

		30,861

Information Technology—7.7%
Canon, Inc. (Japan)	142,550	5,525
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	903,000	15,496
Telefonaktiebolaget LM Ericsson Class B (Sweden)	536,700	5,421

		26,442

Materials—7.6%
BHP Billiton plc (United Kingdom)	111,300	3,926
Linde AG (Germany)	21,500	3,762
Potash Corp. of Saskatchewan, Inc. (Canada)	162,800	6,625
Rio Tinto plc (United Kingdom)	62,500	3,645
Shin-Etsu Chemical Co., Ltd. (Japan)	128,100	7,818

		25,776

Telecommunication Services—9.5%
China Mobile Ltd. (China)	770,500	9,067
Singapore Telecommunications Ltd. (Singapore)	2,533,000	6,892
TELUS Corp. (Canada)	54,100	3,541
Vodafone Group plc (United Kingdom)	5,130,900	12,917

		32,417

Utilities—3.2%
Centrica plc (United Kingdom)	1,281,300	6,993
GDF Suez (France)	184,500	3,800

		10,793
TOTAL COMMON STOCKS (Identified Cost $207,993)		309,226
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified cost $226,012)		339,687

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.1%

Money Market Mutual Funds—0.1%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	401,522	$402
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $402)		402
TOTAL INVESTMENTS—99.5% (Identified Cost $226,414)		340,089	(1)
Other assets and liabilities, net—0.5%		1,628

NET ASSETS—100.0%		$341,717

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings† (unaudited)
United Kingdom	23%
Switzerland	17
Japan	7
Brazil	6
Italy	6
Singapore	6
Sweden	5
Other	30
Total	100%
† % of total investments as of December 31, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Equity Securities:
Common Stocks	$309,226	$55,300	$253,926
Preferred Stock	30,461	30,461	—
Short-Term Investments	402	402	—

Total Investments	$340,089	$86,163	$253,926

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Series with an end of period value of $242,943 were transferred from Level 1 into Level 2 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.8%

California—0.5%
Alameda Corridor Transportation Authority Taxable Series 99-C, (NATL Insured) 6.600%, 10/1/29	$875		$1,003

Michigan—0.1%
Tobacco Settlement Finance Authority Taxable Series 06-A, 7.309%, 6/1/34	215		180

Virginia—0.2%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	685		487
TOTAL MUNICIPAL BONDS (Identified Cost $1,716)			1,670

FOREIGN GOVERNMENT SECURITIES—11.3%
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(5)	235		225
RegS 7.000%, 12/1/18(5)	220		206
RegS 12.750%, 8/23/22(5)	240		281
9.250%, 9/15/27	470		472
9.375%, 1/13/34	750		746
Commonwealth of Australia Series 118, 6.500%, 5/15/13	1,395	AUD	1,468
Commonwealth of Canada 1.750%, 3/1/13	2,045	CAD	2,058
Commonwealth of New Zealand
Series 413, 6.500%, 4/15/13	970	NZD	811
Series 415, 6.000%, 4/15/15	265	NZD	236
Federative Republic of Brazil
12.500%, 1/5/16	660	BRL	397
8.500%, 1/5/24	3,670	BRL	2,182
Kingdom of Morocco 144A 4.250%, 12/11/22(4)	505		509
Kingdom of Norway Series 470, 6.500%, 5/15/13	7,171	NOK	1,312
Kingdom of Spain 5.850%, 1/31/22	230	EUR	316
Republic of Argentina
Provincia de Bueno Aires Series GDP, 144A 10.875%, 1/26/21(4)	500		370
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	478		416
PIK Interest Capitalization 8.280%, 12/31/33	1,183		852
Republic of Colombia
12.000%, 10/22/15	590,000	COP	406
4.375%, 3/21/23	994,000	COP	560
Republic of Croatia 144A 6.375%, 3/24/21(4)	565		643
Republic of Iceland 144A 5.875%, 5/11/22(4)	570		636
Republic of Mongolia 144A 5.125%, 12/5/22(4)	340		335

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Peru
144A 7.840%, 8/12/20(4)	530	PEN	$262
RegS 6.900%, 8/12/37(5)	870	PEN	435
Republic of Slovak 144A 4.375%, 5/21/22(4)	$515		561
Republic of Slovenia 144A 5.500%, 10/26/22(4)	500		525
Republic of South Africa
Series R-206 7.500%, 1/15/14	6,785	ZAR	820
Series R-208 6.750%, 3/31/21	1,310	ZAR	158
Republic of Turkey 9.000%, 3/5/14	2,815	TRY	1,629
Republic of Ukraine 144A 7.950%, 6/4/14(4)	400		407
State of Qatar 144A 4.500%, 1/20/22(4)	450		516
United Mexican States
Series M, 6.000%, 6/18/15	12,065	MXN	959
Series M, 6.500%, 6/9/22	15,540	MXN	1,301
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $21,586)			23,010

MORTGAGE-BACKED SECURITIES—13.4%

Non-Agency—13.4%
American General Mortgage Loan Trust
09-1, A6, 144A 5.750%, 9/25/48(3)(4)	150		154
10-1A, A1, 144A 5.150%, 3/25/58(3)(4)	57		59
Banc of America Alternative Loan Trust 03-10, 2A1 6.000%, 12/25/33	81		85
Banc of America Mortgage Securities, Inc. 05-1, 1A22 5.250%, 2/25/35	4		4
Bear Stearns Adjustable Rate Mortgage Trust
04-1, 21A1 2.673%, 4/25/34(3)	644		633
04-10, 12A3 2.965%, 1/25/35(3)	636		621
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW12, AM 5.751%, 9/11/38(3)	750		839
05-PW10, AM 5.449%, 12/11/40(3)	725		799
07-T28, A4 5.742%, 9/11/42(3)	780		930
07-PW18, AM 6.084%, 6/11/50(3)	1,475		1,642
Chase Mortgage Finance Corp. 07-A1, 10A1 3.081%, 2/25/37(3)	468		466
Citicorp Mortgage Securities, Inc. 03-11, 2A10 5.500%, 12/25/33	49		49
Citigroup - Deutsche Bank Commercial Mortgage Trust 07-CD4, A4 5.322%, 12/11/49	820		940

	PAR VALUE	VALUE
Non-Agency—continued
Commercial Mortgage Pass-Through Certificates 07-C2, A3 5.542%, 1/15/49(3)	$740	$841
Countrywide Home Loan Mortgage Pass-Through-Trust
03-4, 1A15 5.500%, 4/25/33	403	420
02-R2, 1M 5.750%, 7/25/33	237	199
Credit Suisse First Boston Mortgage Securities Corp.
03-8, 3A24, 5.500%, 4/25/33	131	127
03-CPN1, C 4.763%, 3/15/35	100	100
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.409%, 2/15/39(3)	884	906
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	555	557
Goldman Sachs Mortgage Securities Corp. II
07-EOP, G 144A 2.790%, 3/6/20(3)(4)	130	131
07-EOP, H, 144A 3.300%, 3/6/20(3)(4)	440	442
05-5F, 2A8 5.500%, 6/25/35	115	116
07-GG10, A4 5.789%, 8/10/45(3)	135	156
JPMorgan Chase Commercial Mortgage Securities Corp.
09-IWST, A1, 144A 4.314%, 12/5/27(4)	66	72
06-CB17, AM 5.464%, 12/12/43	355	370
06-LDP7, AM 5.871%, 4/15/45(3)	780	872
07-LD12, A4 5.882%, 2/15/51(3)	1,100	1,297
JPMorgan Chase Mortgage Trust
05-A1, 4A1 4.745%, 2/25/35(3)	43	43
05-A4, 3A1 2.590%, 7/25/35(3)	60	60
Lehman Brothers - UBS Commercial Mortgage Trust
06-C6, A4 5.372%, 9/15/39	445	512
07-C6, A2 5.845%, 7/15/40	72	74
07-C7, A3 5.866%, 9/15/45(3)	600	715
Lehman Brothers Commercial Conduit Mortgage Trust 07-C3, A4 5.886%, 7/15/44(3)	400	471
MASTR Alternative Loans Trust 04-6, 10A1 6.000%, 7/25/34	408	414

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Merrill Lynch Floating Trust 08-LAQA, A1 144A 0.746%, 7/9/21(3)(4)	$80	$80
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	465	518
Merrill Lynch Mortgage Trust 06-C1, AM 5.684%, 5/12/39(3)	110	123
Morgan Stanley Capital I, Inc. 07-IQ14, A4 5.692%, 4/15/49(3)	1,020	1,184
Motel 6 Trust 12-MTLB, D 144A 3.781%, 10/5/25(4)	550	550
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	727	765
04-R3, A1 144A 6.500%, 2/25/35(4)	443	460
Prudential Commercial Mortgage Trust 03-PWR1, D, 144A 4.775%, 2/11/36(4)	50	50
Residential Accredit Loans, Inc. 03-QS6, A4 4.250%, 3/25/33	82	85
Residential Asset Mortgage Products, Inc. 04-SL1, A8 6.500%, 11/25/31	63	65
Residential Funding Mortgage Securities I, Inc. 06-S4, A2 6.000%, 4/25/36	43	40
S2 Hospitality LLC 12-LV1, A 144A 4.500%, 4/15/25(4)	272	272
Structured Adjustable Rate Mortgage Loan Trust 04-18, 1A2 2.754%, 12/25/34(3)	700	599
Structured Asset Securities Corp. 03-21, 2A2 5.250%, 8/25/33	181	185
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(3)	521	513
Timberstar Trust 06-1A, A, 144A 5.668%, 10/15/36(4)	1,275	1,463
Wachovia Bank Commercial Mortgage Trust
07-C33, A4 5.921%, 2/15/51(3)	1,160	1,361
06-C25, AM 5.736%, 5/15/43(3)	670	751
07-C30, A5 5.342%, 12/15/43	970	1,111
07-C32, A3 5.737%, 6/15/49(3)	775	903
Washington Mutual Mortgage Pass-Through Certificates 04-CB1, 5A 5.000%, 6/25/19	42	43

	PAR VALUE		VALUE
Non-Agency—continued
Wells Fargo Mortgage Backed Securities Trust
06-17, A1 5.500%, 11/25/21	$14		$14
06-9, 1A15 6.000%, 8/25/36	5		5
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $23,842)			27,256

ASSET-BACKED SECURITIES—3.6%
Ameriquest Mortgage Securities, Inc. 03-10, AF6 4.710%, 11/25/33(3)	44		44
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980%, 1/15/18(3)	621		618
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(3)	300		290
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 6.080%, 6/25/37(3)	701		701
Conseco Financial Corp.
94-1, A5 7.650%, 4/15/19	58		61
01-3, A4 6.910%, 5/1/33(3)	803		843
Countrywide Asset-Backed Certificates 0591, AF5A 5.497%, 7/25/35(3)	500		475
Drug Royalty II LP 12-1, A2 144A 4.474%, 1/15/25(4)	290		291
DT Auto Owner Trust 11-2A, C, 144A 3.050%, 2/16/16(4)	175		175
Equity One ABS, Inc. 01-3, AF4 6.252%, 5/25/32(3)	485		386
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	299		306
Ford Credit Auto Owner Trust 09-E, D 144A 5.530%, 5/15/16(4)	250		262
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	655		658
JPMorgan Chase Funding Mortgage Loan Asset-Backed Certificates 04-1,1A4 4.111%, 8/25/30	—	(13)	—	(13)
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3 5.777%, 8/25/36(3)	225		113
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	382		406
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 5.086%, 11/25/35(3)	351		335

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—continued
Residential Funding Mortgage Securities II, Inc. 07-HI1, A3 5.720%, 3/25/37	$500		$500
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	220		227
SVO MOI Mortgage Corp. 10-AA, A ,144A 3.650%, 7/20/27(4)	62		63
Terwin Mortgage Trust 04-15AL, A1 144A 5.797%, 7/25/34(3)(4)	287		274
U-Haul S Fleet LLC 10-BT1A, 1, 144A 4.899%, 10/25/23(4)	360		391
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $7,314)			7,419

CORPORATE BONDS AND NOTES—50.6%

Consumer Discretionary—4.2%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	400		408
Boyd Gaming Corp.
9.125%, 12/1/18	210		215
144A 9.000%, 7/1/20(4)	200		198
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(4)	410		422
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	215		232
Clear Channel Communications, Inc. 9.000%, 3/1/21	250		224
Clear Channel Worldwide Holdings, Inc.
144A 6.500%, 11/15/22(4)	100		103
144A 6.500%, 11/15/22(4)	280		292
Dana Holding Corp. 6.500%, 2/15/19	65		70
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(4)	160	CAD	169
Globo Comunicacao e Participacoes SA 144A 4.875%, 4/11/22(4)	700		761
HD Supply, Inc. 144A 8.125%, 4/15/19(4)	250		286
International Game Technology
7.500%, 6/15/19	160		189
5.500%, 6/15/20	125		135
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	300		318
Lotte Shopping Co. Ltd. 144A 3.375%, 5/9/17(4)	500		519
MGM Resorts International 144A 6.750%, 10/1/20(4)	425		435

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	$400	$409
Ono Finance II plc 144A 10.875%, 7/15/19(4)	150	144
Petco Holdings, Inc. PIK Interest Capitalization 144A 8.500%, 10/15/17(3)(4)	235	243
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	200	185
QVC, Inc.
144A 7.125%, 4/15/17(4)	50	52
144A 7.500%, 10/1/19(4)	770	849
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(4)	440	441
Univision Communications, Inc.
144A 7.875%, 11/1/20(4)	100	109
144A 6.750%, 9/15/22(4)	210	218
WMG Acquisition Corp. 144A 6.000%, 1/15/21(4)	350	371
Wyndham Worldwide Corp.
5.750%, 2/1/18	15	17
7.375%, 3/1/20	395	476

		8,490

Consumer Staples—0.4%
Cencosud SA 144A 4.875%, 1/20/23(4)	270	276
Flowers Foods, Inc. 4.375%, 4/1/22	430	440
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) PIK Interest Capitalization 10.250%, 2/15/16(3)	205	213

		929

Energy—7.1%
Afren plc 144A 11.500%, 2/1/16(4)	475	553
Atlas Pipeline Partners LP (Atlas Pipeline Finance Corp.) 144A 6.625%, 10/1/20(4)	200	208
Bill Barrett Corp. 7.625%, 10/1/19	500	530
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(4)	465	485
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	215	233
Compagnie Generale de Geophysique-Veritas
7.750%, 5/15/17	85	89
6.500%, 6/1/21	375	403
Energy Partners Ltd. 8.250%, 2/15/18	500	518
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	248	260
Frontier Oil Corp. 6.875%, 11/15/18	195	211

	PAR VALUE	VALUE
Energy—continued
Gazprom OAO (Gaz Capital SA)
144A 8.146%, 4/11/18(4)	$505	$623
144A 6.510%, 3/7/22(4)(12)	520	620
Halcon Resources Corp. 144A 8.875%, 5/15/21(4)	305	325
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	375	406
KazMunayGas National Co. 144A 8.375%, 7/2/13(4)	100	103
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	300	367
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	100	103
Parker Drilling Co. 9.125%, 4/1/18	405	434
PDC Energy, Inc. 144A 7.750%, 10/15/22(4)	300	309
Petrobras International Finance Co. 5.375%, 1/27/21	355	399
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	550	527
RegS 5.250%, 4/12/17(5)	565	496
RegS 8.500%, 11/2/17(5)	2,040	2,020
Petroleos Mexicanos
5.500%, 1/21/21	350	409
5.500%, 6/27/44	200	220
Plains Exploration & Production Co. 6.875%, 2/15/23	405	465
Rowan Cos., Inc. 4.875%, 6/1/22	510	553
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 144A 6.375%, 8/1/22(4)	500	547
Teekay Corp. 8.500%, 1/15/20	225	239
Venoco, Inc.
11.500%, 10/1/17	400	421
8.875%, 2/15/19	225	212
Weatherford International Ltd. 9.625%, 3/1/19	317	413
Williams Cos., Inc. (The) 3.700%, 1/15/23	375	378
Zhaikmunai LLP 144A 7.125%, 11/13/19(4)	305	320

		14,399

Financials—22.2%
Abbey National Treasury Services plc 144A 3.875%, 11/10/14(4)	450	467
Air Lease Corp. 5.625%, 4/1/17	505	538
Aircastle Ltd. 7.625%, 4/15/20	420	472
Akbank TAS 144A 3.875%, 10/24/17(4)	650	668
Alfa Invest Ltd. RegS 7.875%, 9/25/17(5)(12)	485	543

	PAR VALUE	VALUE
Financials—continued
Allstate Corp. 6.125%, 5/15/37(3)	$565	$588
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	455	530
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	500	518
American International Group, Inc. 8.175%, 5/15/58(3)	650	847
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 4.875%, 11/15/17(4)	410	418
Banco ABC Brasil SA 144A 7.875%, 4/8/20(4)	425	465
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	425	472
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	600	654
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	400	422
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(4)	500	546
Banco Santander Chile 144A 3.875%, 9/20/22(4)	505	517
Banco Santander SA 144A 3.750%, 9/22/15(4)	100	105
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	450	504
Bancolombia SA 5.125%, 9/11/22	545	567
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	290	294
Barclays Bank plc
144A 6.050%, 12/4/17(4)	435	481
144A 5.926%(3)(4)(6)(7)	600	587
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	490	516
Capital One Capital IV 8.875%, 5/15/40(7)	400	400
Chubb Corp. (The) 6.375%, 3/29/67(3)	1,390	1,515
Citigroup, Inc. 5.500%, 2/15/17	635	704
City National Corp. 5.250%, 9/15/20	425	473
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(4)	535	539
Discover Bank 7.000%, 4/15/20	550	682
E*trade Financial Corp. 6.375%, 11/15/19	330	340
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	475	493
Fidelity National Financial, Inc. 5.500%, 9/1/22	130	144

See Notes to Financial Statements

Refer to Footnote Legend on page 32.

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	$500		$500
First Niagara Financial Group, Inc. 6.750%, 3/19/20	610		721
First Tennessee Bank N.A. 5.650%, 4/1/16(7)	505		550
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	400		421
Genworth Financial, Inc. 7.625%, 9/24/21	195		215
Glen Meadow Pass-Through Trust 144A 6.505%, 2/12/67(3)(4)	950		881
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	320		322
HBOS plc 144A 6.750%, 5/21/18(4)	200		215
HDTFS, Inc. 144A 5.875%, 10/15/20(4)	395		415
Highwoods Realty LP 3.625%, 1/15/23	505		494
Huntington National Bank (The) 6.600%, 6/15/18	250		274
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(6)(7)	610		647
ING Bank NV 144A 5.000%, 6/9/21(4)	400		450
ING U.S., Inc. 144A 5.500%, 7/15/22(4)	580		629
International Lease Finance Corp. 6.250%, 5/15/19	305		326
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(4)	560		573
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	410		516
Kazkommerts Bank International BV RegS 8.000%, 11/3/15(5)	300		290
Kingsway America, Inc. 7.500%, 2/1/14	125		117
Korea Finance Corp. 4.625%, 11/16/21	400		452
Legg Mason, Inc. 144A 5.500%, 5/21/19(4)	200		215
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(4)	25		33
Lincoln National Corp. 6.050%, 4/20/67(3)(7)	365		364
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	600		662
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	330		365
Morgan Stanley 144A 10.090%, 5/3/17(4)	1,250	BRL	661
National Retail Properties, Inc. 5.500%, 7/15/21	400		455
Nordea Bank AB 144A 4.250%, 9/21/22(4)	600		617

	PAR VALUE	VALUE
Financials—continued
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(4)(12)	$540	$542
NYMAGIC, Inc. 6.500%, 3/15/14	150	147
PKO Finance AB 144A 4.630%, 9/26/22(4)(12)	610	642
Post Apartment Homes LP 3.375%, 12/1/22	275	273
Progressive Corp. (The) 6.700%, 6/15/37(3)	750	810
Prudential Financial, Inc. 5.875%, 9/15/42(3)(7)	1,100	1,155
QGOG Constellation S.A. 144A 6.250%, 11/9/19(4)	400	418
Regions Bank 7.500%, 5/15/18	500	604
Regions Financial Corp. 5.750%, 6/15/15	200	216
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(7)	600	646
Royal Bank of Scotland Group plc (The)
5.625%, 8/24/20	750	870
7.648%(3)(6)(7)	450	459
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 6.299%, 5/15/17(4)	715	792
144A 5.298%, 12/27/17(4)	130	139
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	100	101
Sberbank of Russia (Sberbank CapItal SA)
144A 6.125%, 2/7/22(4)(12)	900	1,028
144A 5.125%, 10/29/22(4)(12)	580	591
Shinhan Bank 144A 4.375%, 7/27/17(4)	450	494
SLM Corp. 4.625%, 9/25/17(11)	415	425
Societe Generale S.A. 144A 5.922%(3)(4)(6)(7)(8)	550	506
Sovereign Bank 8.750%, 5/30/18	200	235
Spansion LLC 7.875%, 11/15/17	300	309
SunTrust Bank, Inc. 5.400%, 4/1/20	250	271
Telecom Italia Capital SA
6.175%, 6/18/14	100	105
7.175%, 6/18/19	200	232
Turkiye Is Bankasi 144A 3.875%, 11/7/17(4)	610	621
Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	505	543
United Rentals North America, Inc. 144A 7.375%, 5/15/20(4)	380	419
UPCB Finance VI Ltd. VI 144A 6.875%, 1/15/22(4)	260	283
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)(12)	700	757
Webster Financial Corp. 5.125%, 4/15/14	230	239
Willis Group Holdings plc 5.750%, 3/15/21	440	500
Zions Bancorp 4.500%, 3/27/17	420	439

		45,200

	PAR VALUE	VALUE
Health Care—1.0%
Community Health Systems, Inc. (CHS) 7.125%, 7/15/20	$180	$192
HCA, Inc. 6.500%, 2/15/20	525	592
Inventiv Health, Inc. 144A 9.000%, 1/15/18(4)	145	147
Symbion, Inc. 8.000%, 6/15/16	405	419
U.S. Oncology, Inc. 0.000%, 2/16/49(9)	437	0
Vanguard Health Holding Co. II, LLC (Vanguard Holding Co. II, Inc.) 7.750%, 2/1/19	266	277
VPI Escrow Corp. 144A 6.375%, 10/15/20(4)	390	420

		2,047

Industrials—7.6%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	350	359
America West Airlines, Inc. Pass-Through-Trust Series 00-1, G 8.057%, 7/2/20	488	524
Atlas Air Pass-Through-Trust 00-1. A 8.707%, 1/2/19	669	714
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	197	209
Bombardier, Inc. 144A 7.750%, 3/15/20(4)	450	513
Carpenter Technology Corp. 5.200%, 7/15/21	425	443
CDRT Holding Corp. PIK Capitalization Interest 144A 9.250%, 10/1/17(4)	340	348
CHC Helicopter SA 9.250%, 10/15/20	325	344
Continental Airlines Pass- Through-Trust
98-1, A 6.648%, 9/15/17	565	605
99-1, A 6.545%, 2/2/19	420	458
00-1, A-1 8.048%, 11/1/20	436	494
Delta Air Lines Pass-Through-Trust 12-1A, 1A 4.750%, 5/7/20	500	535
Deluxe Corp. 7.000%, 3/15/19	510	542
DP World Ltd. 144A 6.850%, 7/2/37(4)	200	234
Embraer SA 5.150%, 6/15/22	600	657
Hexion U.S. Finance Corp. 6.625%, 4/15/20	90	92
Iron Mountain, Inc. 5.750%, 8/15/24	430	437
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	325	358
Lloyds Banking Group Capital No.1 plc 144A 7.875%, 11/1/20(4)	400	430
Masco Corp. 5.950%, 3/15/22	975	1,080
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	788	835
Owens Corning, Inc. 6.500%, 12/1/16	152	171

See Notes to Financial Statements

Refer to Footnote Legend on page 32.

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Sappi Papier Holding GmbH
144A 7.750%, 7/15/17(4)	$200	$219
144A 8.375%, 6/15/19(4)	200	219
ServiceMaster Co. 144A 7.000%, 8/15/20(4)	390	393
Spirit Aerosystems, Inc. 6.750%, 12/15/20	385	414
Steelcase, Inc. 6.375%, 2/15/21	675	718
Sydney Airport Finance Co. Ltd. 144A 3.900%, 3/22/23(4)	575	587
UAL Pass-Through-Trust
09-2 9.750%, 1/15/17	239	277
07-01A 6.636%, 7/2/22	1,016	1,092
US Airways Pass-Through-Trust 7.350%, 1/30/18	500	506
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	600	703

		15,510

Information Technology—1.2%
Broadridge Financial Solutions, Inc. 6.125%, 6/1/17	555	624
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	500	510
Fidelity National Financial, Inc. 6.600%, 5/15/17	600	676
Igloo Holdings Corp. PIK Capitalization Interest 144A 8.250%, 12/15/17(3)(4)	90	90
NCR Corp. 144A 4.625%, 2/15/21(4)	415	417
Sungard Data Systems, Inc. 144A 6.625%, 11/1/19(4)	90	93
Tech Data Corp. 3.750%, 9/21/17	50	51

		2,461

Materials—4.4%
Alpek SAB de CV 144A 4.500%, 11/20/22(4)	725	756
Ardagh Packaging Finance plc (Ardagh Packaging Holdings, Inc.) 144A 7.375%, 10/15/17(4)	400	436
Calumet Specialty Products Partners LP (Calumet Finance Corp.)
9.375%, 5/1/19	213	232
144A 9.625%, 8/1/20(4)	245	268
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	395	443
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	180	184
Eurochem Mineral & Chemical Co. 144A 5.125%, 12/12/17(4)(12)	270	278
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	200	233

	PAR VALUE		VALUE
Materials—continued
Ineos Finance plc 144A 8.375%, 2/15/19(4)	$385		$416
JMC Steel Group 144A 8.250%, 3/15/18(4)	395		415
Methanex Corp 3.250%, 12/15/19	410		412
Mexichem SAB de CV 144A 4.875%, 9/19/22(4)	240		259
NewMarket Corp. 144A 4.100%, 12/15/22(4)	543		553
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	440		462
Pactiv LLC 8.125%, 6/15/17	1,065		1,068
PTT Global Chemical PCL 144A 4.250%, 9/19/22(4)	400		414
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	550		546
Sealed Air Corp. 144A 6.500%, 12/1/20(4)	95		103
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(4)(12)	500		550
United States Steel Corp. 7.500%, 3/15/22	405		428
Vale Overseas Ltd. 4.375%, 1/11/22	525		560

			9,016

Telecommunication Services—2.1%
America Movil SAB de CV Series 12 6.450%, 12/5/22	2,000	MXN	159
Axtel SAB de CV 144A 9.000%, 9/22/19(4)	12		7
CenturyLink, Inc. Series T 5.800%, 3/15/22	350		370
Crown Castle Towers LLC
144A 4.523%, 1/15/15(4)	75		79
144A 3.214%, 8/15/15(4)	50		52
144A 5.495%, 1/15/17(4)	85		97
144A 4.883%, 8/15/20(4)	500		564
Frontier Communications Corp. 7.125%, 1/15/23	235		250
ITC DeltaCom, Inc. 10.500%, 4/1/16	334		359
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(4)	400		419
SBA Tower Trust 144A 4.254%, 4/15/15(4)	115		121
Sprint Nextel Corp. 6.000%, 11/15/22	540		558
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	325		346
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	245		255
Windstream Corp. 7.750%, 10/15/20	650		705

			4,341

	PAR VALUE		VALUE
Utilities—0.4%
Centrais Eletricas Brasileiras SA RegS 5.750%, 10/27/21(5)	$200		$215
Midwest Generation LLC Series B 8.560%, 1/2/16(10)	106		103
NRG Energy, Inc.
7.625%, 1/15/18	95		106
7.625%, 5/15/19	185		199
144A 6.625%, 3/15/23(4)	55		59
Texas Competitive Electric Holdings Co., LLC (Texas Competitive Electric Holdings Finance, Inc.) Series A 10.250%, 11/1/15	396		118

			800
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $96,499)			103,193

LOAN AGREEMENTS(3)—15.6%

Consumer Discretionary—4.1%
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	410		415
BJ’s Wholesale Club, Inc. Second Lien 9.750%, 3/26/20	103		106
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-6, 5.460%, 1/28/18	682		611
Cannery Casino Resorts LLC First Lien 6.000%, 10/2/18	243		244
Cengage Learning Acquisitions, Inc. 2.720%, 7/3/14	384		304
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	246		252
Clear Channel Communications, Inc. Tranche A, 3.610%, 7/30/14	173		168
EB Sports Corp. 11.500%, 12/31/15	310		310
Focus Brands, Inc. First Lien, 6.250%, 2/21/18	426		429
Gateway Casinos & Entertainment Ltd. Tranche B, 6.000%, 5/12/16	405	CAD	406
Granite Broadcasting Corp. Tranche B 8.500%, 5/23/18	305		306
HD Supply, Inc. Tranche B, 7.250%, 10/12/17	512		527
Hubbard Radio LLC Second Lien, 8.750%, 4/30/18	200		204
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	132		129

See Notes to Financial Statements

Refer to Footnote Legend on page 32.

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Kalispel Tribal Economic Authority Second Lien 7.500%, 2/25/17	$457	$453
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	695	703
MGM Resorts International Tranche B, 4.250%, 12/20/19	51	52
Ozburn-Hessey Holding Co., LLC First Lien, 8.250%, 4/8/16	252	252
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	405	396
Radio One, Inc. 7.500%, 3/31/16	220	224
Sequa Automotive Group 0.000%, 11/15/18(14)	250	249
Seven Seas Cruises, Inc. Tranche B, 6.250%, 12/21/18	323	328
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	270	272
SRAM LLC Second Lien, 8.500%, 12/7/18	200	203
TI Group Automotive Systems LLC 6.750%, 3/14/18	224	227
Vertrue LLC (V2V Holdings LLC) First Lien, 9.250%, 8/16/14(10)	125	41
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	693	632

		8,443

Consumer Staples—0.5%
AdvancePierre Foods, Inc.
First Lien, 5.750%, 7/10/17	46	46
First Lien, 9.500%, 10/10/17	330	337
SuperValu, Inc. 8.000%, 8/30/18	711	723

		1,106

Energy—0.7%
Chesapeake Energy Corp. 5.750%, 12/2/17	410	411
Frac Tech International LLC 8.500%, 5/6/16	458	382
NGPL Pipeco LLC 6.750%, 9/15/17	321	329
Samson Investment Co. Second Lien, 6.000%, 9/25/18	319	323

		1,445

Financials—1.0%
Asurion LLC (Asurion Corp.) Second Lien, 9.000%, 5/24/19	156	161
Harland Clarke Holdings Corp. Tranche B-2 5.460%, 6/30/17	513	477
iPayment, Inc . 0.000%, 5/8/17(14)	300	300

	PAR VALUE	VALUE
Financials—continued
iStar Financial, Inc. 5.750%, 10/15/17	$386	$390
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	300	306
Ocwen Financial Corp. 7.000%, 9/1/16	100	101
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	45	45
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	251	252

		2,032

Health Care—1.2%
Ardent Medical Services, Inc.
7.250%, 11/2/18	142	145
7.250%, 11/21/18	130	132
Kinetic Concepts, Inc. Tranche C-1, 5.500%, 5/4/18	496	503
MMM Holdings, Inc. 9.750%, 10/26/17	156	157
MModal, Inc. Tranche B, 6.750%, 8/16/19	499	481
MSO of Puerto Rico, Inc. 9.750%, 10/26/17	114	114
NBTY, Inc. Tranche B-1, 4.250%, 10/1/17	22	22
Pharmaceutical Research Associates, Inc. 0.000%, 12/10/17(14)	300	300
Smile Brands Group, Inc. Tranche B, 7.000%, 12/21/17	368	347
Surgery Center Holdings, Inc. 6.500%, 2/6/17	126	125
Vanguard Health Holding Co., LLC (Vanguard Health System, Inc.) 5.000%, 1/29/16	44	44

		2,370

Industrials—2.3%
Alliance Laundry Systems LLC
First Lien, 5.500%, 12/10/18	340	343
Second Lien, 9.500%, 12/10/19	45	46
Aluma Systems, Inc. Tranche-1 6.250%, 10/23/18	57	56
Ardent Health Services LLC 7.250%, 9/15/15	482	485
AWAS Finance Luxemborg S.A. 4.750%, 7/16/18	478	482
Brand Energy & Infrastructure Services, Inc.
Tranche B-1 6.250%, 10/23/18	237	235
Tranche B-1 6.250%, 10/23/19	195	193
Brock Holdings Ill, Inc. Second Lien, 10.000%, 3/16/18	265	267
CHG Buyer Corp.
First Lien 5.000%, 11/19/19	204	205
Second Lien, 9.000%, 11/19/20	98	99
Delta Air Lines Pass-Through-Trust Tranche B-1 5.250%, 10/18/18	115	116

	PAR VALUE	VALUE
Industrials—continued
DynCorp International LLC 6.250%, 7/7/16	$335	$337
MRC Global, Inc. 0.000%, 11/8/19(14)	295	297
Silver II Borrower S.C.A. ( Silver US Holdings, LLC) 5.000%, 12/13/19	316	320
Veyance Technologies, Inc. Second Lien, 5.960%, 7/31/15	400	388
Zuffa LLC 7.500%, 6/19/15	744	750

		4,619

Information Technology—3.7%
Applied Systems, Inc. Second Lien, 9.500%, 6/8/17	333	335
Avaya, Inc.
Tranche B-1, 3.060%, 10/24/14	134	132
Tranche B-3, 3.000%, 10/26/17	537	476
Tranche B, 3.060%, 3/31/18	134	132
AVG Technologies N.V. 7.500%, 3/15/16	182	183
CCC Information Services Group, Inc. 0.000%, 12/31/19(14)	215	216
Deltek, Inc.
First Lien 10.000%, 10/10/18	400	404
Second Lien, 10.000%, 10/10/19	49	50
First Data Corp. Tranche B 5.210%, 3/24/17	620	611
Freescale Semiconductor, Inc. Tranche B-1, 4.460%, 12/1/16	472	463
Infor (US), Inc. (Lawson Software, Inc.) Tranche B-2 5.250%, 4/5/18	796	805
IPC Systems, Inc. First Lien, 7.750%, 7/31/17	424	415
Ipreo Holdings LLC
Tranche B-2 6.500%, 8/7/17	306	308
Tranche B-3 6.500%, 8/7/17	84	84
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	520	525
RP Crown Parent LLC 0.000%, 12/14/18(14)	97	96
SCS Holdings, Inc. 0.000%, 12/7/18(14)	223	225
Smart Modular Technologies (Global), Inc. 8.250%, 8/26/17	246	206
Sophia LP (DataTel, Inc.) 6.250%, 7/19/18	291	295
Sorenson Communications, Inc. Tranche C, 6.000%, 8/16/13	207	203
Spansion LLC 5.250%, 12/13/18	130	131
SRA International, Inc. Second Lien 6.500%, 7/20/18	327	310

See Notes to Financial Statements

Refer to Footnote Legend on page 32.

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Sungard Data Systems, Inc. Tranche D 4.500%, 1/31/20	$45	$45
Vision Solutions, Inc. First Lien, 6.000%, 7/23/16	395	395
Wall Street Systems Holdings, Inc. Second Lien 5.750%, 10/25/19	200	200
Zayo Group LLC (Zayo Capital, Inc.) 5.250%, 7/2/19	310	315

		7,560

Materials—1.7%
AZ Chem US, Inc. 7.250%, 12/22/17	406	412
CPG International I, Inc. 5.750%, 9/21/19	126	127
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/19/14	628	624
Fortescue Metals Group Ltd. 5.250%, 10/18/17	277	280
Houghton International, Inc.
First Lien 10.500%, 7/30/19	410	414
Second Lien 10.500%, 12/17/20	310	307
Kronos, Inc.
First Lien 5.500%, 10/30/19	72	73
Second Lien, 5.500%, 4/30/20	205	206
Tomkin Air 0.000%, 11/9/18(14)	118	119
Transtar Holding Co. Second Lien 2012 9.750%, 10/9/19	197	200
Trinseo Materials Operating S.C.A. (Styron S.A.R.L) 8.000%, 8/2/17	415	406
United Central Industrial Supply Tranche B, 7.500%, 10/9/18	400	386

		3,554

Telecommunication Services—0.2%
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	299	306

Utilities—0.2%
Texas Compeptitive Electric Holdings Co. LLC Extended, 4.780%, 10/10/17	465	311
TOTAL LOAN AGREEMENTS (Identified Cost $31,712)		31,746
	SHARES
PREFERRED STOCK—2.7%

Financials—2.4%
Ally Financial, Inc. 144A 7.000%(4)	439	431
Ally Financial, Inc. Series A, 8.500%(3)	20,000	526

	SHARES	VALUE
Financials—continued
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(3)	380	$308
Banco do Brasil S.A. 144A 8.500%(3)(4)	200	243
Bank of America Corp. Series K, 8.000%(3)	625	691
Citigroup Capital XVII Series E 6.350%	16	401
General Electric Capital Corp. Series B 6.250%(3)	700	762
JPMorgan Chase & Co. 7.900%(3)	525	595
PNC Financial Services Group, Inc. Series K 8.250%(3)	325	331
Saul Centers, Inc. Series A 8.000%	425	11
U.S. Bancorp Series G 6.000%(3)	14,600	405
Zions Bancorp, Series C, ADR 9.500%	5,000	129

		4,833

Industrials—0.3%
Seaspan Corp. Series C, 9.500%	20	551
TOTAL PREFERRED STOCK (Identified Cost $4,706)		5,384

COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	828	21

Financials—0.0%
CIT Group, Inc.(2)	1,257	49

Materials—0.0%
Catalyst Paper(2)	1,330	1
TOTAL COMMON STOCKS (Identified Cost $53)		71
TOTAL LONG TERM INVESTMENTS—98.0%
(Identified cost $187,428)		199,749	(15)

SHORT-TERM INVESTMENTS—1.9%

Money Market Mutual Funds—1.9%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	3,828,459	3,828
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,828)		3,828
TOTAL INVESTMENTS—99.9% (Identified Cost $191,256)		203,577	(1)
Other assets and liabilities, net—0.1%		198

NET ASSETS—100.0%		$203,775

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $62,444 or 30.6% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	No contractual maturity date
(7)	Interest payments may be deferred.
(8)	Issuer may elect not to pay interest causing the payment to be forfeited and no longer due. The issuer has not invoked this election since the fund purchased this security.
(9)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(10)	Security in default.
(11)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(12)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(13)	Amount less than $500.
(14)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.
(15)	A portion of the Series assets have been segregated for delayed delivery settlement.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

Country Weightings† (unaudited)
United States	64%
Brazil	4
Canada	3
Luxembourg	3
United Kingdom	3
Mexico	2
Venezuela	2
Other	19
Total	100%
† % of total investments as of December 31, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$7,419	$—	$7,419	$—
Corporate Bonds and Notes	103,193	—	103,193	0	(c)
Foreign Government Securities	23,010	—	23,010	—
Loan Agreements	31,746	—	31,705	41
Mortgage-Backed Securities	27,256	—	27,256	—
Municipal Bonds	1,670	—	1,670	—
Equity Securities:
Preferred Stock	5,384	1,096	4,288	—
Common Stocks	71	49	—	22
Short-Term Investments	3,828	3,828	—	—

Total Investments	$203,577	$4,973	$198,541	$63

Securities held by the Series with an end of period value of $551 were transferred from Level 2 into Level 1 since starting to use an exchange price.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Corporate Bonds and Notes	Loan Agreements		Common Stocks
Beginning Balance December 31, 2011:	$137	$47	$54		$36
Accrued Discount/(Premium)	— (d)	—	—	(d)	—
Realized Gain (Loss)	(824)	(824)	4		(4)
Change in Unrealized Appreciation (Depreciation)	826	778	27		21
Purchases	6	—	—		6
(Sales)(b)	(82)	(1)	(44)		(37)
Transfers into Level 3(a)	—	—	—		—
Transfers from Level 3(a)	—	—	—		—

Ending Balance December 31, 2012	$63	$0 (c)	$41		$22

(a)	“Transfers into and/or from” represent the ending value as of December 31, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Includes internally fair valued security priced at $0.
(d)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS PREMIUM ALPHASECTOR™ SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—94.7%
Consumer Discretionary Select Sector SPDR Fund	12,460	$591
Consumer Staples Select Sector SPDR Fund	16,660	580
Energy Select Sector SPDR Fund	8,170	584
Financial Select Sector SPDR Fund	35,800	587
Health Care Select Sector SPDR Fund	14,670	586
Industrial Select Sector SPDR Fund	15,540	589
Materials Select Sector SPDR Fund	15,880	596
Utilities Select Sector SPDR Fund	16,680	583
TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $4,518)		4,696
TOTAL LONG TERM INVESTMENTS—94.7%
(Identified cost $4,518)		4,696

SHORT-TERM INVESTMENTS—2.3%

Money Market Mutual Funds—2.3%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	112,661	113
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $113)		113
TOTAL INVESTMENTS—97.0%
(Identified Cost $4,631)		4,809	(1)
Other assets and liabilities, net—3.0%		149

NET ASSETS—100.0%		$4,958

Abbreviations:

SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices
Equity Securities:
Exchange-traded Funds	$4,696	$4,696
Short-term Investments	113	113

Total Investments	$4,809	$4,809

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS REAL ESTATE SECURITIES SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.5%

Real Estate Investment Trusts—99.5%

Diversified—3.1%
Digital Realty Trust, Inc.	20,311	$1,379
Vornado Realty Trust	22,536	1,805

		3,184

Health Care—9.9%
HCP, Inc.	41,646	1,881
Health Care REIT, Inc.	57,034	3,496
Ventas, Inc.	73,966	4,787

		10,164

Industrial/Office—20.5%

Industrial—6.7%
DCT Industrial Trust, Inc.	295,659	1,919
Prologis, Inc.	136,337	4,975

		6,894

Mixed—0.8%
Duke Realty Corp.	56,030	777

Office—13.0%
BioMed Realty Trust, Inc.	107,145	2,071
Boston Properties, Inc.	47,114	4,985
Kilroy Realty Corp.	84,518	4,003
SL Green Realty Corp.	29,521	2,263

		13,322

		20,993

Lodging/Resorts—5.5%
Host Hotels & Resorts, Inc.	239,674	3,756
LaSalle Hotel Properties	73,541	1,867

		5,623

Residential—21.2%

Apartments—19.4%
American Campus Communities, Inc.	38,158	1,760
AvalonBay Communities, Inc.	35,508	4,814
Camden Property Trust	44,600	3,042
Equity Residential	109,281	6,193
Essex Property Trust, Inc.	20,261	2,971
UDR, Inc.	47,377	1,127

		19,907

Manufactured Homes—1.8%
Equity Lifestyle Properties, Inc.	27,316	1,838

		21,745

	SHARES	VALUE

Retail—29.8%

Regional Malls—22.3%
General Growth Properties, Inc.	145,521	$2,888
Macerich Co. (The)	54,497	3,177
Simon Property Group, Inc.	81,376	12,865
Taubman Centers, Inc.	49,678	3,911

		22,841

Shopping Centers—7.5%
DDR Corp.	120,653	1,889
Kimco Realty Corp.	89,584	1,731
Tanger Factory Outlet Centers	78,400	2,681
Weingarten Realty Investors	49,401	1,323

		7,624

		30,465

Self Storage—9.5%
Extra Space Storage, Inc.	110,818	4,033
Public Storage	39,067	5,663

		9,696
TOTAL COMMON STOCKS (Identified cost $52,229)		101,870
TOTAL LONG TERM INVESTMENTS—99.5%
(Identified cost $52,229)		101,870

SHORT-TERM INVESTMENTS—0.4%

Money Market Mutual Funds—0.4%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	423,825	424
TOTAL SHORT-TERM INVESTMENTS
(Identified cost $424)		424
TOTAL INVESTMENTS—99.9%
(Identified cost $52,653)		102,294	(1)
Other assets and liabilities, net—0.1%		105

NET ASSETS—100.0%		$102,399

Footnote Legend

(1)	Federal Income Tax Information : For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$101,870	$101,870
Short-term Investments	424	424

Total Investments	$102,294	$102,294

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.4%

Consumer Discretionary—15.3%
Aaron’s, Inc.	38,200	$1,080
Hibbett Sports, Inc.(2)	39,500	2,082
Monro Muffler Brake, Inc.	65,000	2,273
Morningstar, Inc.	30,200	1,897
Pool Corp.	43,300	1,832

		9,164

Consumer Staples—6.9%
Chefs’ Warehouse, Inc. (The)(2)	192,000	3,036
PriceSmart, Inc.	14,500	1,117

		4,153

Financials—6.6%
Cohen & Steers, Inc.	51,800	1,578
Financial Engines, Inc.(2)	87,200	2,420

		3,998

Health Care—20.5%
Abaxis, Inc.(2)	66,200	2,456
National Research Corp.	72,668	3,939
Sirona Dental Systems, Inc.(2)	47,200	3,042
Techne Corp.	41,400	2,829

		12,266

Industrials—13.4%
AAON, Inc.	95,500	1,993
Copart, Inc.(2)	92,100	2,717
Heartland Express, Inc.	102,000	1,333
HEICO Corp. Class A	34,724	1,111
Omega Flex, Inc.(2)	71,100	879

		8,033

Information Technology—35.7%
ANSYS, Inc.(2)	27,000	1,818
Blackbaud, Inc.	33,400	763
ClickSoftware Technologies Ltd.	158,000	1,329
FactSet Research Systems, Inc.	7,200	634
FLIR Systems, Inc.	113,300	2,528
Forrester Research, Inc.	61,000	1,635
Hittite Microwave Corp.(2)	60,500	3,757
MercadoLibre, Inc.	39,500	3,103
Mesa Laboratories, Inc.	12,900	646
NVE Corp.(2)	44,400	2,464
ScanSource, Inc.(2)	84,800	2,694

		21,371
TOTAL COMMON STOCKS (Identified Cost $50,276)		58,985
TOTAL LONG TERM INVESTMENTS—98.4%
(Identified cost $50,276)		58,985

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.9%

Money Market Mutual Funds—1.9%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	1,109,999	$1,110
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,110)		1,110
TOTAL INVESTMENTS—100.3%
(Identified Cost $51,386)		60,095	(1)
Other assets and liabilities, net—(0.3)%		(197)

NET ASSETS—100.0%		$59,898

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$58,985	$58,985
Short-term Investments	1,110	1,110

Total Investments	$60,095	$60,095

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP VALUE SERIES

SCHEDULE OF INVESTMENT

DECEMBER 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.3%

Consumer Discretionary—9.4%
Hillenbrand, Inc.	194,000	$4,386
John Wiley & Sons, Inc. Class A	122,400	4,765
Thor Industries, Inc.	53,000	1,984

		11,135

Consumer Staples—7.6%
National Beverage Corp.(2)	223,700	3,264
WD-40 Co.	122,300	5,760

		9,024

Energy—7.1%
CARBO Ceramics, Inc.	28,500	2,233
World Fuel Services Corp.	151,500	6,237

		8,470

Financials—19.6%
Eaton Vance Corp.	160,000	5,096
EPR Properties	75,500	3,481
First Cash Financial Services, Inc.(2)	117,000	5,805
RLI Corp.	77,800	5,031
Westamerica Bancorp	91,000	3,876

		23,289

Health Care—4.3%
Owens & Minor, Inc.	177,800	5,069

Industrials—19.4%
CLARCOR, Inc.	86,100	4,114
Corporate Executive Board Co. (The)	92,000	4,367
Graco, Inc.	106,800	5,499
Landstar System, Inc.	106,600	5,592
Lincoln Electric Holdings, Inc.	71,300	3,471

		23,043

Information Technology—26.9%
ADTRAN, Inc.	145,000	2,833
Badger Meter, Inc.	94,083	4,460
Cabot Microelectronics Corp.(2)	112,000	3,977
Cass Information Systems, Inc.	123,496	5,212
Cognex Corp.	62,000	2,283
Computer Services, Inc.	90,500	2,579
Jack Henry & Associates, Inc.	141,100	5,540
Syntel, Inc.(2)	94,300	5,054

		31,938

	SHARES	VALUE
Materials—2.0%
Balchem Corp.	66,000	$2,402
TOTAL COMMON STOCKS
(Identified Cost $101,901)		114,370
TOTAL LONG TERM INVESTMENTS—96.3%
(Identified cost $101,901)		114,370

SHORT-TERM INVESTMENTS—3.8%

Money Market Mutual Funds—3.8%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	4,483,575	4,484
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $4,484)		4,484
TOTAL INVESTMENTS—100.1%
(Identified Cost $106,385)		118,854	(1)
Other assets and liabilities, net—(0.1)%		(113)

NET ASSETS—100.0%		$118,741

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$114,370	$114,370
Short-term Investments	4,484	4,484

Total Investments	$118,854	$118,854

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—2.1%
U.S. Treasury Bond 3.125%, 11/15/41	$1,400		$1,460
U.S. Treasury Note
0.625%, 11/30/17	215		214
1.750%, 5/15/22	325		327
1.625%, 8/15/22	450		447
1.625%, 11/15/22	440		435
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $2,894)			2,883

MUNICIPAL BONDS—1.9%

California—0.6%
Alameda Corridor Transportation Authority Taxable Series 99 – C, (NATL Insured) 6.600%, 10/1/29	250		286
Kern County Pension Obligation Taxable (NATL-RE Insured) 7.260%, 8/15/14	235		241
Sonoma County Pension Obligation Taxable (FSA Insured) 6.625%, 6/1/13	215		220

			747

Florida—0.1%
Miami-Dade County Educational Facilities Authority Taxable Series C 5.480%, 4/1/16	105		115

Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	140		147

Pennsylvania—1.0%
City of Pittsburgh Pension Obligation Taxable Series C (NATL- RE, FGIC Insured) 6.500%, 3/1/17	1,250		1,400

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	220		157
TOTAL MUNICIPAL BONDS
(Identified Cost $2,383)			2,566

FOREIGN GOVERNMENT SECURITIES—1.0%
Bolivarian Republic of Venezuela
9.250%, 9/15/27	45		45
9.375%, 1/13/34	65		65
Commonwealth of Australia Series 118, 6.500%, 5/15/13	145	AUD	153

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Commonwealth of Canada 1.750%, 3/1/13	275	CAD	$277
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	197	NZD	165
Kingdom of Norway Series 470, 6.500%, 5/15/13	834	NOK	152
Republic of Iceland 144A 5.875%, 5/11/22(4)	$135		150
Republic of Peru RegS 6.900%, 8/12/37(4)(5)	120	PEN	60
Republic of Slovak 144A 4.375%, 5/21/22(4)	200		218
United Mexican States
Series M, 6.000%, 6/18/15	575	MXN	46
Series M, 6.500%, 6/9/22	890	MXN	74
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,322)			1,405

MORTGAGE-BACKED SECURITIES—12.5%

Agency—5.6%
FNMA
4.000%, 6/1/20	86		93
4.500%, 7/1/20	11		11
3.000%, 2/1/27	314		332
2.500%, 9/1/27	1,074		1,124
6.500%, 10/1/31	9		11
6.000%, 9/1/32	28		31
5.000%, 10/1/35	134		146
6.000%, 9/1/36	49		54
5.500%, 4/1/37	58		64
5.500%, 7/1/37	145		157
6.000%, 10/1/37	71		78
5.000%, 6/1/38	127		137
5.500%, 6/1/38	42		46
5.500%, 6/1/38	30		33
5.500%, 11/1/38	76		83
4.000%, 1/1/39	128		137
5.000%, 1/1/39	54		58
6.000%, 1/1/39	106		116
4.500%, 3/1/39	86		93
5.000%, 3/1/39	74		80
6.000%, 3/1/39	47		51
4.500%, 4/1/39	233		262
4.000%, 5/1/39	336		360
4.500%, 2/1/40	155		172
4.000%, 10/1/40	372		399
3.500%, 2/1/41	758		809
4.500%, 4/1/41	921		999
4.000%, 7/1/41	169		182
3.500%, 1/1/42	210		225
3.500%, 4/1/42	512		548
3.000%, 11/1/42	249		261
GNMA
6.500%, 11/15/23	49		56
6.500%, 12/15/23	1		2
6.500%, 2/15/24	56		63
6.500%, 6/15/28	87		101

	PAR VALUE	VALUE
Agency—continued
6.500%, 7/15/31	$38	$44
6.500%, 11/15/31	33	38
6.500%, 2/15/32	51	60
6.500%, 4/15/32	46	54

		7,570

Non-Agency—6.9%
Bear Stearns Adjustable Rate Mortgage Trust
04-1, 21A1 2.673%, 4/25/34(3)	185	182
04-10, 12A3 2.965%, 1/25/35(3)	177	173
Bear Stearns Commercial Mortgage Securities 06-PW12, A4 5.712%, 9/11/38(3)	570	652
Bear Stearns Commercial Mortgage Securities, Inc. 07-PW18, AM 6.084%, 6/11/50(3)	550	612
Chase Mortgage Finance Corp. 07-A1, 10A1 3.081%, 2/25/37(3)	134	133
Citigroup—Deutsche Bank Commercial Mortgage Trust 06-CD2, A4 5.304%, 1/15/46(3)	590	661
Countrywide Home Loan Mortgage Pass-Through-Trust 03-4, 1A15 5.500%, 4/25/33	127	133
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	175	176
GMAC Mortgage Corp. Loan Trust 04-AR1, 12A 3.472%, 6/25/34(3)	115	118
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.789%, 8/10/45(3)	240	277
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A1, 144A 3.300%, 8/5/32(4)	264	283
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	332
06-CB17, AM 5.464%, 12/12/43	105	110
06-LDP7, AM 5.871%, 4/15/45(3)	125	140
07-LD12, A4 5.882%, 2/15/51(3)	425	501
Lehman Brothers—UBS Commercial Mortgage Trust
06-C3, AM 5.712%, 3/15/39(3)	130	143
06-C6, A4 5.372%, 9/15/39	325	374
07-C6, A2 5.845%, 7/15/40	239	245
MASTR Alternative Loans Trust 04-6, 10A1 6.000%, 7/25/34	117	118

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
MASTR Asset Securitization Trust 04-6, 4A1 5.000%, 7/25/19	$243	$253
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	125	139
Morgan Stanley Capital I, Inc. 06-IQ12, A4 5.332%, 12/15/43	525	604
Motel 6 Trust 12-MTLB, D 144A 3.781%, 10/5/25(4)	155	155
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(4)	157	163
Residential Accredit Loans, Inc. 04-QS16, 1A5 5.500%, 12/25/34	118	115
Springleaf Mortgage Loan Trust 12-3A, A 144A 1.570%, 12/25/59(3)(4)	433	435
Structured Adjustable Rate Mortgage Loan Trust 04-18, 1A2 2.754%, 12/25/34(3)	109	93
Structured Asset Securities Corp. 03-21, 2A2 5.250%, 8/25/33	47	48
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(3)	133	131
Timberstar Trust 06-1A, A, 144A 5.668%, 10/15/36(4)	675	774
Wachovia Bank Commercial Mortgage Trust
07-C33, A4 5.921%, 2/15/51(3)	425	499
07-C30, A5 5.342%, 12/15/43	285	326
07-C33, A5 5.921%, 2/15/51(3)	140	163

		9,261
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $15,188)		16,831

ASSET-BACKED SECURITIES—2.4%
AmeriCredit Automobile Receivables Trust 12-4, D 2.680%, 10/9/18	140	141
Bayview Financial Acquisition Trust 06-A, 1A2 5.483%, 2/28/41(3)	129	132
BXG Receivables Note Trust 12-A, A 144A 2.660%, 12/2/27(4)	134	134
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(3)	250	242
Dominos Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(4)	222	250

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	$85	$87
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	177	178
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	172	173
JPMorgan Mortgage Acquisition Corp.
06-CW2, AF3 5.777%, 8/25/36(3)	470	237
06-CW2, AF4 6.080%, 8/25/36(3)	530	274
Lehman XS Trust 05-5, 3A2B 5.420%, 11/25/35	240	235
Orange Lake Timeshare Trust 12-AA, B, 144A 4.870%, 3/10/27(4)	117	120
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	104	111
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 5.086%, 11/25/35(3)	77	73
Santander Drive Auto Receivables Trust
11-2, C 3.280%, 6/15/16	100	103
10-B, C 144A 3.020%, 10/17/16(4)	250	255
Structured Asset Securities Corp. 01-SB1, A2 3.375%, 8/25/31	161	158
Terwin Mortgage Trust 04-15AL, A1 144A 5.797%, 7/25/34(3)(4)	73	69
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(4)	216	230
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $3,619)		3,202

CORPORATE BONDS AND NOTES—18.3%

Consumer Discretionary—0.9%
Clear Channel Worldwide Holdings, Inc.
144A 6.500%, 11/15/22(4)	30	31
144A 6.500%, 11/15/22(4)	75	78
Dana Holding Corp. 6.500%, 2/15/19	10	11
International Game Technology 7.500%, 6/15/19	150	177
Lotte Shopping Co. Ltd. 144A 3.375%, 5/9/17(4)	200	208
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	40	37
QVC, Inc. 144A 5.125%, 7/2/22(4)	135	141
Starwood Hotels & Resorts Worldwide, Inc. 3.125%, 2/15/23	200	198

	PAR VALUE	VALUE
Consumer Discretionary—continued
Time Warner Cable, Inc. 6.750%, 7/1/18	$185	$231
WMG Acquisition Corp. 144A 6.000%, 1/15/21(4)	100	106
Wyndham Worldwide Corp.
6.000%, 12/1/16	2	2
5.750%, 2/1/18	25	28

		1,248

Consumer Staples—0.6%
Flowers Foods, Inc. 4.375%, 4/1/22	120	123
Reynolds American, Inc. 3.250%, 11/1/22	150	151
Sigma Alimentos SA de CV 144A 5.625%, 4/14/18(4)	150	169
Tate & Lyle International Finance plc 144A 6.625%, 6/15/16(4)	275	314

		757

Energy—1.4%
Anadarko Petroleum Corp. 6.375%, 9/15/17	160	191
Bill Barrett Corp. 7.625%, 10/1/19	100	106
EP Energy LLC (Everest Acquisition Finance, Inc.) 6.875%, 5/1/19	55	60
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	125	131
Frontier Oil Corp. 6.875%, 11/15/18	45	49
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	175	214
Petrobras International Finance Co. 5.375%, 1/27/21	100	112
Petroleos de Venezuela SA
RegS 5.250%, 4/12/17(5)	25	22
RegS 8.500%, 11/2/17(5)	95	94
Petroleos Mexicanos 5.500%, 6/27/44	150	165
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)(9)	109	111
Plains Exploration & Production Co. 6.875%, 2/15/23	85	98
Rowan Cos., Inc. 4.875%, 6/1/22	140	152
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 144A 6.375%, 8/1/22(4)	130	142
Teekay Corp. 8.500%, 1/15/20	75	79
Weatherford International Ltd. 9.625%, 3/1/19	45	59
Williams Cos., Inc. (The) 3.700%, 1/15/23	100	101

		1,886

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Financials—8.5%
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(4)	$150	$157
Aircastle Ltd. 7.625%, 4/15/20	55	62
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	75	78
American International Group, Inc.
2.375%, 8/24/15	85	87
4.875%, 9/15/16	50	56
Associated Banc Corp. 5.125%, 3/28/16	55	60
Assurant, Inc. 5.625%, 2/15/14	250	261
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 4.875%, 11/15/17(4)	115	117
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	150	167
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	150	164
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	150	158
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	150	160
Banco Santander SA
144A 4.500%, 4/6/15(4)	100	104
144A 3.750%, 9/22/15(4)	100	105
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	130	146
Bancolombia SA 5.125%, 9/11/22	150	156
Bank of America Corp. 5.650%, 5/1/18	400	465
Barclays Bank plc 144A 5.926%(3)(4)(6)(7)	100	98
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	250	313
Blackstone Holdings Finance Co., LLC 144A 6.625%, 8/15/19(4)	135	156
Capital One Capital IV 8.875%, 5/15/40(6)	100	100
Capital One Financial Corp. 6.150%, 9/1/16	125	143
Citigroup, Inc.
5.000%, 9/15/14	40	42
5.500%, 2/15/17	195	216
City National Corp. 5.250%, 9/15/20	100	111
CommonWealth REIT 5.750%, 11/1/15	275	286
Deutsche Bank Financial LLC 5.375%, 3/2/15	131	139
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	44
Fifth Third Bancorp 4.500%, 6/1/18	150	167
First Niagara Financial Group, Inc. 6.750%, 3/19/20	125	148
Ford Motor Credit Co. LLC 5.750%, 2/1/21	75	86

	PAR VALUE	VALUE
Financials—continued
General Electric Capital Corp. 5.625%, 5/1/18	$235	$279
Genworth Financial, Inc. 7.625%, 9/24/21	55	61
Glen Meadow Pass-Through Trust 144A 6.505%, 2/12/67(3)(4)	135	125
Goldman Sachs Group, Inc. (The) 5.950%, 1/18/18	165	192
HCP, Inc.
3.750%, 2/1/19	60	63
5.375%, 2/1/21	60	68
HDTFS, Inc. 144A 5.875%, 10/15/20(4)	85	89
Health Care REIT, Inc. 4.700%, 9/15/17	150	167
Highwoods Realty LP 3.625%, 1/15/23	135	132
HSBC USA, Inc. 1.625%, 1/16/18	135	135
Huntington Bancshares, Inc. 7.000%, 12/15/20	80	98
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(6)(7)	160	170
Hyundai Capital Services, Inc. 144A 6.000%, 5/5/15(4)	100	110
ING U.S., Inc. 144A 5.500%, 7/15/22(4)	110	119
International Lease Finance Corp. 6.250%, 5/15/19	96	103
Jefferies Group, Inc. 5.125%, 4/13/18	109	114
JPMorgan Chase & Co. 5.250%, 5/1/15	250	272
KeyBank N.A. 4.950%, 9/15/15	170	185
Kimco Realty Corp. 6.875%, 10/1/19	150	185
Korea Development Bank 4.375%, 8/10/15	100	108
Korea Finance Corp. 4.625%, 11/16/21	200	226
Lincoln National Corp. 6.050%, 4/20/67(3)(6)	50	50
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	150	166
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	100	111
Morgan Stanley
3.800%, 4/29/16	150	157
5.750%, 10/18/16	100	111
National Retail Properties, Inc. 5.500%, 7/15/21	150	171
Nordea Bank AB 144A 4.250%, 9/21/22(4)	200	206
ORIX Corp. 5.000%, 1/12/16	86	93
PKO Finance AB 144A 4.630%, 9/26/22(4)(12)	200	211
Post Apartment Homes LP 3.375%, 12/1/22	80	79
Progressive Corp. (The) 6.700%, 6/15/37(3)	160	173
Prudential Financial, Inc. 5.875%, 9/15/42(3)	140	147

	PAR VALUE	VALUE
Financials—continued
QGOG Constellation S.A. 144A 6.250%, 11/9/19(4)	$200	$209
Regions Financial Corp. 5.750%, 6/15/15	55	59
Royal Bank of Scotland Group plc (The) 5.625%, 8/24/20	150	174
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	145	146
Sberbank of Russia (Sberbank CapItal SA)
144A 6.125% 2/7/22(4)(12)	200	228
144A 5.125% 10/29/22(4)(12)	200	204
Senior Housing Properties Trust 4.300%, 1/15/16	125	130
SLM Corp. 4.625%, 9/25/17	140	143
Societe Generale S.A. 144A 3.500%, 1/15/16(4)	105	109
Spansion LLC 7.875%, 11/15/17	100	103
Telecom Italia Capital SA 5.250%, 10/1/15	200	213
Unum Group 7.125%, 9/30/16	125	147
Ventas Realty LP / Ventas Capital Corp. 3.250%, 8/15/22	155	152
Webster Financial Corp. 5.125%, 4/15/14	65	67
Willis Group Holdings plc 5.750%, 3/15/21	125	142

		11,454

Health Care—0.4%
Express Scripts Holding Co. 144A 3.900%, 2/15/22(4)	140	151
HCA, Inc. 6.500%, 2/15/20	100	113
Mylan, Inc. PA 144A 3.125%, 1/15/23(4)	150	148
Vanguard Health Holding Co. II, LLC (Vanguard Holding Co. II, Inc.) 7.750%, 2/1/19	56	58

		470

Industrials—2.8%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	75	77
America West Airlines, Inc. Pass-Through-Trust Series 00-1, G 8.057%, 7/2/20	133	143
Atlas Air Pass-Through-Trust 00-1. A 8.707%, 1/2/19	116	124
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	121	128
Bombardier, Inc. 144A 7.750%, 3/15/20(4)	120	137
Carpenter Technology Corp. 5.200%, 7/15/21	150	156
CHC Helicopter SA 9.250%, 10/15/20	100	106
Continental Airlines Pass-Through-Trust
98-1, A 6.648%, 9/15/17	260	278
99-1, A 6.545%, 2/2/19	210	229
01-A1 6.703%, 6/15/21	172	187

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Delta Air Lines Pass-Through-Trust 11-1, A 5.300%, 4/15/19	$281	$310
Deluxe Corp. 7.000%, 3/15/19	60	64
Embraer SA 5.150%, 6/15/22	145	159
Hexion U.S. Finance Corp. 6.625%, 4/15/20	20	20
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	130	143
Lloyds Banking Group Capital No.1 plc 144A 7.875%, 11/1/20(4)	150	161
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	252	267
Owens Corning, Inc. 6.500%, 12/1/16	13	15
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(4)	200	219
Spirit Aerosystems, Inc. 6.750%, 12/15/20	80	86
Steelcase, Inc. 6.375%, 2/15/21	150	160
Sydney Airport Finance Co. Ltd. 144A 3.900%, 3/22/23(4)	165	168
UAL Pass-Through-Trust 07-01A 6.636%, 7/2/22	265	285
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	150	176

		3,798

Information Technology—0.5%
Broadridge Financial Solutions, Inc. 6.125%, 6/1/17	250	281
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	135	138
EarthLink, Inc. 8.875%, 5/15/19	100	105
Fidelity National Financial, Inc. 6.600%, 5/15/17	175	197
Tech Data Corp. 3.750%, 9/21/17	15	16

		737

Materials—1.7%
Calumet Specialty Products Partners LP (Calumet Finance Corp.)
9.375%, 5/1/19	30	33
144A 9.625%, 8/1/20(4)	55	60
CRH America, Inc.
6.000%, 9/30/16	255	286
8.125%, 7/15/18	150	181
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	100	116
JMC Steel Group 144A 8.250%, 3/15/18(4)	110	116
Libbey Glass, Inc. 6.875%, 5/15/20	115	124
Mexichem SAB de CV 144A 4.875%, 9/19/22(4)	200	215

	PAR VALUE	VALUE
Materials—continued
NewMarket Corp. 144A 4.100%, 12/15/22(4)	$142	$145
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	140	147
Packaging Corp. of America 3.900%, 6/15/22	150	155
PTT Global Chemical PCL 144A 4.250%, 9/19/22(4)	200	207
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(4)(12)	100	110
Vale Overseas Ltd. 4.375%, 1/11/22	130	139
Xstrata Canada Corp. 5.500%, 6/15/17	260	292

		2,326

Telecommunication Services—0.7%
Axtel SAB de CV 144A 9.000%, 9/22/19(4)	38	21
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	250	282
Frontier Communications Corp. 7.125%, 1/15/23	60	64
SBA Tower Trust 144A 4.254%, 4/15/15(4)	225	236
Sprint Nextel Corp. 6.000%, 11/15/22	120	124
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	60	64
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	100	104
Windstream Corp. 7.750%, 10/15/20(5)	80	87

		982

Utilities—0.8%
AmeriGas Partners LP (AmeriGas Finance Corp.) 6.250%, 8/20/19	90	97
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	100	114
Entergy Mississippi, Inc. 3.100%, 7/1/23	175	172
Midwest Generation LLC Series B 8.560%, 1/2/16(8)	78	76
NRG Energy, Inc.
7.625%, 5/15/19	50	54
144A 6.625%, 3/15/23(4)	10	11
United Energy Distribution Holdings Property Ltd. 144A 5.450%, 4/15/16(4)(9)	500	531

		1,055
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $23,006)		24,713

LOAN AGREEMENTS(3)—1.2%

Consumer Discretionary—0.3%
Advantage Sales & Marketing, Inc. First Lien, 5.250%, 12/18/17	17	17

	PAR VALUE	VALUE
Consumer Discretionary—continued
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	$99	$101
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	109	111
MGM Resorts International Tranche B, 4.250%, 12/20/19	23	23
Riverbed Technology, Inc. 0.000%, 12/18/19(13)	22	22
SRAM LLC First Lien, 4.750%, 6/7/18	28	28
TI Group Automotive Systems LLC 6.750%, 3/14/18	62	63
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	69	63

		428

Consumer Staples—0.0%
Reynolds Group Holdings, Inc. 4.750%, 9/28/18	51	52

Energy—0.1%
NGPL Pipeco LLC 6.750%, 9/15/17	74	76
Plains Exploration & Production Co. 4.000%, 11/30/19	20	20
Samson Investment Co. Second Lien, 6.000%, 9/25/18	58	59

		155

Financials—0.1%
MoneyGram Payment Systems Worldwide, Inc. 4.250%, 11/17/17	7	7
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	60	60
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	54	54

		121

Health Care—0.1%
ConvaTec, Inc. 5.000%, 12/22/16	13	13
DaVita, Inc. Tranche B-2 4.000%, 11/1/19	86	87
Surgery Center Holdings, Inc. 6.500%, 2/6/17	64	64

		164

Industrials—0.2%
AWAS Finance Luxemborg S.A. 4.750%, 7/16/18	44	44
Brickman Group Holdings, Inc. Tranche B-1, 5.500%, 10/14/16	96	98

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	$19	$19
Delta Air Lines Pass-Through-Trust Tranche B-1 5.250%, 10/18/18	33	33

		194

Information Technology—0.2%
CCC Information Services Group, Inc. 0.000%, 12/31/19(13)	34	34
Genpact Ltd. 4.250%, 8/30/19	25	25
IMS Health, Inc. Tranche B 4.500%, 8/26/17	19	19
Infor (US), Inc. (Lawson Software, Inc.) Tranche B-2 5.250%, 4/5/18	65	66
Mood Media Corp. First Lien, 7.000%, 5/6/18	38	39
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	96	97
Sungard Data Systems, Inc. Tranche D 4.500%, 1/31/20	12	12

		292

Materials—0.2%
CPG International I, Inc. 5.750%, 9/21/19	24	24
Fortescue Metals Group Ltd. 5.250%, 10/18/17	64	64
General Chemical Corp. Tranche B, 5.000%, 10/6/15	43	44
Houghton International, Inc. First Lien 10.500%, 7/30/19	80	81
JMC Steel Group, Inc. 6.500%, 4/1/17	20	20

		233

Utilities—0.0%
Texas Compeptitive Electric Holdings Co. LLC Extended, 4.776%, 10/10/17	65	43
TOTAL LOAN AGREEMENTS (Identified Cost $1,664)		1,682

	SHARES
PREFERRED STOCK—0.2%

Financials—0.2%
Ally Financial, Inc. 144A 7.000%(4)	84	82
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(3)	110,000	89
JPMorgan Chase & Co. 7.90%(3)	89,000	101
TOTAL PREFERRED STOCK (Identified Cost $201)		272

	SHARES	VALUE
COMMON STOCKS—59.5%

Consumer Discretionary—10.0%
Amazon.com, Inc.(2)	4,500	$1,130
AutoZone, Inc.(2)	3,900	1,382
Coach, Inc.	26,000	1,443
Comcast Corp. Class A(11)	50,000	1,869
DR Horton, Inc.	78,000	1,543
Ford Motor Co.	115,000	1,489
Goodyear Tire & Rubber Co. (The)(2)	116,000	1,602
Lululemon Athletica, Inc.(2)	17,000	1,296
Yum! Brands, Inc.	26,000	1,727

		13,481

Consumer Staples—2.2%
Altria Group, Inc.	45,000	1,414
PepsiCo, Inc.	22,000	1,505

		2,919

Energy—7.9%
Chevron Corp.	14,000	1,514
ConocoPhillips	13,000	754
Continental Resources, Inc.(2)	20,000	1,470
Schlumberger Ltd.	22,000	1,524
Valero Energy Corp.	44,000	1,501
Whiting Petroleum Corp.(2)	34,000	1,475
Williams Cos., Inc. (The)	44,000	1,440
WPX Energy, Inc.(2)	67,000	997

		10,675

Financials—9.0%
Aflac, Inc.	28,000	1,487
BB&T Corp.	64,000	1,863
BlackRock, Inc.	7,300	1,509
Goldman Sachs Group, Inc. (The)	12,000	1,531
JPMorgan Chase & Co.	53,000	2,330
Lincoln National Corp.	58,000	1,502
U.S. Bancorp	59,000	1,885

		12,107

Health Care—7.5%
Abbott Laboratories	29,000	1,899
Biogen Idec, Inc.(2)	13,000	1,907
Express Scripts Holding Co.(2)	27,000	1,458
Gilead Sciences, Inc.(2)	25,000	1,836
Johnson & Johnson	21,000	1,472
UnitedHealth Group, Inc.	28,000	1,519

		10,091

Industrials—6.5%
Alaska Air Group, Inc.(2)	19,000	819
Caterpillar, Inc.	17,000	1,523
Cummins, Inc.	17,000	1,842
Deere & Co.	18,000	1,555
Robinson (C.H.) Worldwide, Inc.	12,000	759
Union Pacific Corp.	12,000	1,509
United Continental Holdings, Inc.(2)	32,000	748

		8,755

	SHARES	VALUE
Information Technology—11.5%
Apple, Inc.	6,000	$3,198
Citrix Systems, Inc.(2)	23,000	1,512
EMC Corp.(2)	61,000	1,543
Google, Inc. Class A(2)	2,100	1,490
International Business Machines Corp.	4,000	766
MasterCard, Inc. Class A	3,900	1,916
QUALCOMM, Inc.	35,000	2,171
VeriSign, Inc.(2)	37,000	1,437
Visa, Inc. Class A(11)	10,000	1,516

		15,549

Materials—3.8%
Catalyst Paper	198	—	(10)
CF Industries Holdings, Inc.	5,400	1,097
Du Pont (E.I.) de Nemours & Co.	32,000	1,439
Freeport-McMoRan Copper & Gold, Inc.	45,000	1,539
Monsanto Co.	12,000	1,136

		5,211

Telecommunication Services—1.1%
Verizon Communications, Inc.	35,000	1,515
TOTAL COMMON STOCKS (Identified Cost $62,830)		80,303
TOTAL LONG TERM INVESTMENTS—99.1% (Identified cost $113,107)		133,857

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Funds—0.6%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.090%)	758,332	758
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $758)		758
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.7% (Identified Cost $113,865)		134,615	(1)

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2012

($ reported in thousands)

	CONTRACTS	VALUE
WRITTEN OPTIONS—(0.1)%

Call Options—(0.1)%
Comcast Corp. expiring 1/19/13 strike price $38.00	500	$(20)
Visa, Inc. expiring 3/16/13 strike price $155.00	84	(37)
TOTAL WRITTEN OPTIONS—(0.1)% (Premiums Received $74)		(57)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—99.6% (Identified Cost $113,791)		134,558 (1)
Other assets and liabilities, net—0.4%		488

NET ASSETS—100.0%		$135,046

Abbreviations:

ADS	American Depositary Share
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association (“Fannie Mae”).
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust

Foreign Currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2012.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $12,994 or 9.6% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(6)	Interest payments may be deferred.
(7)	No contractual maturity date
(8)	Security in default.
(9)	Illiquid security.
(10)	Amount less than $500.
(11)	All or a portion segregated as collateral for written options.
(12)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(13)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.

Country Weightings† (Unaudited)
United States	91%
Australia	1
Brazil	1
Canada	1
Luxembourg	1
Mexico	1
United Kingdom	1
Other	3
Total	100%
† % of total investments as of December 31, 2012

See Notes to Financial Statements

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$3,202	$—	$3,202	$—
Corporate Bonds and Notes	24,713	—	24,713	—
Foreign Government Securities	1,405	—	1,405	—
Loan Agreements	1,682	—	1,682
Mortgage-Backed Securities	16,831	—	16,831	—
Municipal Bonds	2,566	—	2,566	—
U.S. Government Securities	2,883	—	2,883	—
Equity Securities:
Preferred Stock	272	—	272	—
Common Stocks	80,303	80,303	—	—	(c)
Short-term Investments	758	758	—	—
Other Financial Instruments:
Written Options	(57)	$(57)	—	—

Total Investments	$134,558	$81,004	$53,554	$—	(c)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds and Notes	Common Stock
Beginning Balance December 31, 2011:	$7	$7	$0
Accrued Discount/(Premium)	—	—	—
Realized Gain (Loss)	(132)	(132)	—
Change in Unrealized Appreciation (Depreciation)	125	125	—
Purchases	—	—	—	(c)
(Sales)(b)	—	—	—	(c)
Transfers Into Level 3 (a)	—	—	—
Transfers from Level 3 (a)	—	—	—

Ending Balance December 31, 2012	$—	$—	$—	(c)

(a)	“Transfers into and/or from” represent the ending value as of December 31, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.

None of the securities in this table are internally fair valued.

VIRTUS VARIABLE INSURANCE TRUST SERIES

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

(Reported in thousands except shares and per share amounts)

	Capital Growth Series		Growth & Income Series		International Series	Multi-Sector Fixed Income Series
Assets
Investment in securities at value(1)	$190,261		$136,757		$340,089	$203,577
Foreign currency at value(2)	—		—		123	4
Cash	—		—		—	295
Deposits with broker	—		—	(4)	—	—
Receivables
Investment securities sold	—		829		1,392	1,022
Fund shares sold	—		—		51	8
Dividends and interest	32		127		659	2,296
Tax reclaims	4		—		614	—
Prepaid expenses	24		18		42	24
Other assets	122		91		207	123

Total assets	190,443		137,822		343,177	207,349

Liabilities
Written call options at value(3)	—		97		—	—
Payables
Fund shares repurchased	146		103		859	597
Investment securities purchased	—		—		—	2,649
Investment advisory fee	83		53		194	72
Administration fee	13		9		22	13
Transfer agent fees and expenses	1		1		1	1
Trustees’ fee and expenses	—	(4)	—		1	1
Professional fee	32		30		43	36
Distribution and service fees	40		29		72	43
Trustee deferred compensation plan	122		91		207	123
Other accrued expenses	31		24		61	39

Total liabilities	468		437		1,460	3,574

Net Assets	$189,975		$137,385		$341,717	$203,775

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$228,075		$115,954		$264,390	$198,848
Accumulated undistributed net investment income (loss)	201		54		974	1,107
Accumulated undistributed net realized gain (loss)	(72,239)		(9,433)		(37,312)	(8,504)
Net unrealized appreciation (depreciation) on investments	33,938		30,810		113,665	12,324

Net Assets	$189,975		$137,385		$341,717	$203,775

Net asset value and offering price per share	$15.82		$14.23		$17.30	$9.88

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	12,004,887		9,652,538		19,756,704	20,616,604

(1) Investments in securities at cost	$156,323		$105,976		$226,414	$191,256
(2) Foreign currency at cost	$—		$—		$123	$4
(3) Premiums received	$—		$126		$—	$—
(4) Amount is less than $500

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST SERIES

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(Reported in thousands except shares and per share amounts)

	Premium AlphaSector™ Series		Real Estate Securities Series		Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
Assets
Investment in securities at value(1)	$4,809		$102,294		$60,095		$118,854		$134,615
Cash	—		—		—		—		11
Deposits with broker	—		—		—		—		—	(3)
Receivables
Investment securities sold	—		253		—		—	(3)	296
Fund shares sold	256		6		4		—		—	(3)
Dividends and interest	36		381		5		63		563
Tax reclaims	—		—		—		—		—
Prepaid expenses	—	(3)	14		8		15		18
Other assets	1		65		38		77		86

Total assets	5,102		103,013		60,150		119,009		135,589

Liabilities
Written call options at value(2)	—		—		—		—		57
Payables
Fund shares repurchased	—		222		77		40		83
Investment securities purchased	121		196		—		—		172
Investment advisory fee	2		53		32		67		51
Administration fee	—	(3)	7		4		8		9
Transfer agent fees and expenses	1		1		—	(3)	1		1
Trustees’ fee and expenses	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)
Professional fee	18		29		28		29		35
Distribution and service fees	1		21		13		25		29
Trustee deferred compensation plan	1		65		38		77		86
Other accrued expenses	—	(3)	20		60		21		20

Total liabilities	144		614		252		268		543

Net Assets	$4,958		$102,399		$59,898		$118,741		$135,046

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$4,882		$50,739		$57,605		$122,785		$116,384
Accumulated undistributed net investment income (loss)	(1)		369		195		451		381
Accumulated undistributed net realized gain (loss)	(101)		1,650		(6,611)		(16,964)		(2,486)
Net unrealized appreciation (depreciation) on investments	178		49,641		8,709		12,469		20,767

Net Assets	$4,958		$102,399		$59,898		$118,741		$135,046

Net asset value and offering price per share	$10.41		$27.78		$15.66		$12.66		$13.48

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	476,457		3,686,262		3,824,884		9,382,247		10,021,963

(1) Investments in securities at cost	$4,631		$52,653		$51,386		$106,385		$113,865
(2) Premiums received	$—		$—		$—		$—		$74
(3) Amount is less than $500

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST SERIES

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(Reported in thousands)

	Capital Growth Series	Growth & Income Series	International Series	Multi-Sector Fixed Income Series
Investment Income
Dividends	$3,248	$2,589	$13,047	$185
Interest	4	—	— (1)	13,229
Security lending	—	—	4	—
Foreign taxes withheld	(5)	(5)	(942)	(3)

Total investment income	3,247	2,584	12,109	13,411

Expenses
Investment advisory fee	1,387	1,036	2,489	998
Administration fee	156	117	266	157
Distribution and service fees	495	370	844	499
Transfer agent fee and expenses	1	1	2	2
Custodian fees	5	5	74	12
Printing fees and expenses	30	22	49	31
Professional fees	60	54	83	69
Trustees’ fee and expenses	64	45	108	64
Miscellaneous	42	33	71	51

Total expenses	2,240	1,683	3,986	1,883
Less expenses reimbursed by investment advisor	(334)	(335)	(407)	(327)

Net expenses	1,906	1,348	3,579	1,556

Net investment income	1,341	1,236	8,530	11,855

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on securities	5,000	13,311	8,922	5,357
Net realized gain (loss) on foreign currency transactions	—	—	(21)	(33)
Net realized gain (loss) on written options	—	50	—	—
Net change in unrealized appreciation (depreciation) on investments	19,294	6,320	34,294	10,330
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(16)	19
Net change in unrealized appreciation (depreciation) on written options	—	29	—	—

Net gain (loss) on investments	24,294	19,710	43,179	15,673

Net increase (decrease) in net assets resulting from operations	$25,635	$20,946	$51,709	$27,528

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST SERIES

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED DECEMBER 31, 2012

(Reported in thousands)

	Premium AlphaSector™ Series		Real Estate Securities Series	Small-Cap Growth Series	Small-Cap Value Series	Strategic Allocation Series
Investment Income
Dividends	$71		$2,272	$962	$4,469	$1,510
Interest	—		—	—	—	2,769
Security lending	—		—	—	—	—
Foreign taxes withheld	—		—	(15)	—	(4)

Total investment income	71		2,272	947	4,469	4,275

Expenses
Investment advisory fee	23		796	532	1,122	843
Administration fee	1		84	49	98	120
Distribution and service fees	6		265	156	312	351
Transfer agent fee and expenses	1		2	2	1	1
Custodian fees	—	(1)	4	1	2	7
Printing fees and expenses	2		20	11	21	19
Professional fees	12		45	39	48	57
Trustees’ fee and expenses	1		35	20	41	45
Miscellaneous	—	(1)	22	14	28	30

Total expenses	46		1,273	824	1,673	1,473
Less expenses reimbursed by investment advisor	(8)		(95)	(155)	(69)	(253)

Net expenses	38		1,178	669	1,604	1,220

Net investment income	33		1,094	278	2,865	3,055

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on securities	(3)		10,691	4,962	3,265	11,188
Net realized gain (loss) on foreign currency transactions	—		—	—	—	2
Net realized gain (loss) on written options	—		—	—	—	29
Net change in unrealized appreciation (depreciation) on investments	125		4,887	1,746	3,842	3,455
Net change in unrealized appreciation (depreciation) on foreign currency translations	—		—	—	—	— (1)
Net change in unrealized appreciation (depreciation) on written options	—		—	—	—	17

Net gain (loss) on investments	122		15,578	6,708	7,107	14,691

Net increase (decrease) in net assets resulting from operations	$155		$16,672	$6,986	$9,972	$17,746

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Capital Growth Series		Growth & Income Series
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,341	$88	$1,236	$1,193
Net realized gain (loss)	5,000	3,163	13,361	6,338
Net change in unrealized appreciation (depreciation)	19,294	(12,086)	6,349	(9,300)

Increase (decrease) in net assets resulting from operations	25,635	(8,835)	20,946	(1,769)

From Distributions to Shareholders
Net investment income	(1,129)	(116)	(1,260)	(1,187)
Net realized short-term gains	—	—	—	—
Net realized long-term gains	—	—	—	—

Decrease in net assets from distributions to shareholders	(1,129)	(116)	(1,260)	(1,187)

From Share Transactions
Sale of shares	3,960	5,485	1,401	2,681
Reinvestment of distributions	1,129	116	1,260	1,187
Shares repurchased	(29,309)	(35,070)	(33,245)	(41,990)

Increase (decrease) in net assets from share transactions	(24,220)	(29,469)	(30,584)	(38,122)

Net increase (decrease) in net assets	286	(38,420)	(10,898)	(41,078)

Net Assets
Beginning of period	189,689	228,109	148,283	189,361

End of period	$189,975	$189,689	$137,385	$148,283

Accumulated undistributed net investment income (loss) at end of period	$201	$— (1)	$54	$81

Shares
Sales of shares	254	372	101	206
Reinvestment of distributions	73	8	92	92
Shares repurchased	(1,881)	(2,368)	(2,392)	(3,221)

Net Increase/(Decrease)	(1,554)	(1,988)	(2,199)	(2,923)

(1)	Amount is less than $500.

See Notes to Financial Statements

International Series		Multi-Sector Fixed Income Series		Premium AlphaSectorTM Series		Real Estate Securities Series
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$8,530	$10,878	$11,855	$13,968	$33	$9	$1,094	$974
8,901	16,948	5,324	4,132	(3)	(98)	10,691	10,746
34,278	(43,809)	10,349	(11,340)	125	53	4,887	(1,562)

51,709	(15,983)	27,528	6,760	155	(36)	16,672	10,158

(9,184)	(9,551)	(12,324)	(14,102)	(35)	(9)	(1,037)	(749)
—	—	—	—	—	—	(587)	—
—	—	—	—	—	—	(8,191)	(5,753)

(9,184)	(9,551)	(12,324)	(14,102)	(35)	(9)	(9,815)	(6,502)

3,317	3,858	28,535	3,958	4,261	1,286	3,450	2,276
9,184	9,551	12,324	14,102	35	9	9,815	6,502
(48,838)	(55,953)	(49,304)	(41,562)	(708)	— (1)	(20,837)	(20,089)

(36,337)	(42,544)	(8,445)	(23,502)	3,588	1,295	(7,572)	(11,311)

6,188	(68,078)	6,759	(30,844)	3,708	1,250	(715)	(7,655)

335,529	403,607	197,016	227,860	1,250	—	103,114	110,769

$341,717	$335,529	$203,775	$197,016	$4,958	$1,250	$102,399	$103,114

$974	$1,648	$1,107	$1,444	$(1)	$— (1)	$369	$312

204	240	2,924	414	410	131	120	84
587	605	1,288	1,502	3	1	353	249
(2,997)	(3,419)	(5,068)	(4,311)	(68)	—	(724)	(751)

(2,206)	(2,574)	(856)	(2,395)	345	132	(251)	(418)

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST SERIES

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$278	$(102)	$2,865	$1,374	$3,055	$3,591
Net realized gain (loss)	4,962	6,450	3,265	2,408	11,219	8,766
Net change in unrealized appreciation (depreciation)	1,746	4,284	3,842	3,222	3,472	(9,189)

Increase (decrease) in net assets resulting from operations	6,986	10,632	9,972	7,004	17,746	3,168

From Distributions to Shareholders
Net investment income	(115)	—	(2,762)	(1,146)	(3,202)	(3,332)
Net realized short-term gains	—	—	—	—	—	—
Net realized long-term gains	—	(6,550)	—	(9,362)	—	—

Decrease in net assets from distributions to shareholders	(115)	(6,550)	(2,762)	(10,508)	(3,202)	(3,332)

From Share Transactions
Sale of shares	1,439	3,085	989	1,672	1,036	2,267
Reinvestment of distributions	115	6,550	2,762	10,508	3,202	3,332
Shares repurchased	(13,395)	(17,312)	(22,127)	(30,050)	(21,860)	(25,633)

Increase (decrease) in net assets from share transactions	(11,841)	(7,677)	(18,376)	(17,870)	(17,622)	(20,034)

Net increase (decrease) in net assets	(4,970)	(3,595)	(11,166)	(21,374)	(3,078)	(20,198)

Net Assets
Beginning of period	64,868	68,463	129,907	151,281	138,124	158,322

End of period	$59,898	$64,868	$118,741	$129,907	$135,046	$138,124

Accumulated undistributed net investment income (loss) at end of period	$195	$(32)	$451	$348	$381	$492

Shares
Sales of shares	97	220	79	133	78	182
Reinvestment of distributions	7	463	225	827	246	269
Shares repurchased	(902)	(1,231)	(1,760)	(2,394)	(1,654)	(2,059)

Net Increase/(Decrease)	(798)	(548)	(1,456)	(1,434)	(1,330)	(1,608)

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(3)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(4)		Ratio of Gross Operating Expenses to Average Net Assets (before waivers and reimbursements)(4)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Capital Growth Series
1/1/12 to 12/31/12	$13.99	0.11	1.81	1.92	(0.09)	—	(0.09)	1.83	$15.82	13.76%		$189,975	0.96	%(8)	1.13%	0.68%	16%
1/1/11 to 12/31/11	14.67	0.01	(0.68)	(0.67)	(0.01)	—	(0.01)	(0.68)	13.99	(4.60)		189,689	0.95		1.15	0.04	127
1/1/10 to 12/31/10	12.83	0.05	1.85	1.90	(0.06)	—	(0.06)	1.84	14.67	14.88		228,109	0.95		1.05	0.36	166
1/1/09 to 12/31/09	9.95	0.09	2.89	2.98	(0.10)	—	(0.10)	2.88	12.83	29.93		236,409	0.95		1.07	0.85	107
1/1/08 to 12/31/08	16.81	0.01	(6.87)	(6.86)	— (2)	—	— (2)	(6.86)	9.95	(40.78)		203,188	0.94		0.94	0.08	164
Growth & Income Series
1/1/12 to 12/31/12	$12.51	0.12	1.73	1.85	(0.13)	—	(0.13)	1.72	$14.23	14.77%		$137,385	0.91	%(8)	1.14%	0.83%	73%
1/1/11 to 12/31/11	12.82	0.09	(0.30)	(0.21)	(0.10)	—	(0.10)	(0.31)	12.51	(1.66)		148,283	0.90		1.16	0.69	36
1/1/10 to 12/31/10	11.49	0.11	1.34	1.45	(0.12)	—	(0.12)	1.33	12.82	12.83		189,361	0.90		1.07	0.98	39
1/1/09 to 12/31/09	9.45	0.13	2.07	2.20	(0.16)	—	(0.16)	2.04	11.49	23.50		90,300	0.94		1.11	1.35	109
1/1/08 to 12/31/08	14.94	0.19	(5.35)	(5.16)	(0.17)	(0.16)	(0.33)	(5.49)	9.45	(34.93)		85,111	0.85		0.99	1.51	56
International Series
1/1/12 to 12/31/12	$15.28	0.41	2.06	2.47	(0.45)	—	(0.45)	2.02	$17.30	16.52%		$341,717	1.06	%(8)	1.18%	2.53%	13%
1/1/11 to 12/31/11	16.45	0.47	(1.21)	(0.74)	(0.43)	—	(0.43)	(1.17)	15.28	(4.57)		335,529	1.03		1.19	2.91	17
1/1/10 to 12/31/10	14.86	0.35	1.61	1.96	(0.37)	—	(0.37)	1.59	16.45	13.47		403,607	1.03		1.08	2.36	24
1/1/09 to 12/31/09	10.95	0.31	4.01	4.32	(0.41)	—	(0.41)	3.91	14.86	39.87		421,706	1.03		1.08	2.55	26
1/1/08 to 12/31/08	19.14	0.40	(7.57)	(7.17)	(0.31)	(0.71)	(1.02)	(8.19)	10.95	(38.98)		319,937	1.00		1.00	2.56	33
Multi-Sector Fixed Income Series
1/1/12 to 12/31/12	$9.18	0.58	0.74	1.32	(0.62)	—	(0.62)	0.70	$9.88	14.69%		$203,775	0.78	%(8)	0.94%	5.94%	85%
1/1/11 to 12/31/11	9.55	0.63	(0.34)	0.29	(0.66)	—	(0.66)	(0.37)	9.18	2.99		197,016	0.75		0.97	6.50	39
1/1/10 to 12/31/10	8.98	0.61	0.65	1.26	(0.69)	—	(0.69)	0.57	9.55	14.36		227,860	0.75		0.85	6.48	56
1/1/09 to 12/31/09	6.86	0.57	2.15	2.72	(0.60)	—	(0.60)	2.12	8.98	40.13		206,107	0.75		0.84	7.06	72
1/1/08 to 12/31/08	9.09	0.57	(2.15)	(1.58)	(0.65)	—	(0.65)	(2.23)	6.86	(17.93)		172,901	0.75		0.76	6.69	72
Premium AlphaSectorTM Series
1/1/12 to 12/31/12	$9.49	0.15	0.86	1.01	(0.09)	—	(0.09)	0.92	$10.41	10.69%		$4,958	1.70%		2.07%	1.50%	272%
2/14/11(5) to 12/31/11	10.00	0.08	(0.52)	(0.44)	(0.07)	—	(0.07)	(0.51)	9.49	(4.47	)(7)	1,250	1.70	(6)	7.31 (6)	0.98 (6)	249 (7)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(4)		Ratio of Gross Operating Expenses to Average Net Assets (before waivers and reimbursements)(4)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Real Estate Securities Series
1/1/12 to 12/31/12	$26.18	0.30	4.10	4.40	(0.29)	(2.51)	(2.80)	1.60	$27.78	16.98%	$102,399	1.11	%(8)	1.20%	1.03%	18%
1/1/11 to 12/31/11	25.43	0.24	2.25	2.49	(0.19)	(1.55)	(1.74)	0.75	26.18	9.87	103,114	1.10		1.22	0.90	22
1/1/10 to 12/31/10	20.25	0.28	5.35	5.63	(0.45)	—	(0.45)	5.18	25.43	28.00	110,769	1.10		1.11	1.23	36
1/1/09 to 12/31/09	16.26	0.44	4.12	4.56	(0.57)	—	(0.57)	3.99	20.25	29.11	112,750	1.10		1.11	2.80	43
1/1/08 to 12/31/08	26.82	0.56	(10.17)	(9.61)	(0.37)	(0.58)	(0.95)	(10.56)	16.26	(36.88)	86,199	1.01		1.01	2.33	42
Small-Cap Growth Series
1/1/12 to 12/31/12	$14.03	0.07	1.59	1.66	(0.03)	—	(0.03)	1.63	$15.66	11.81%	$59,898	1.07	%(8)	1.32%	0.44%	16%
1/1/11 to 12/31/11	13.24	(0.02)	2.23	2.21	—	(1.42)	(1.42)	0.79	14.03	16.59	64,868	1.05		1.35	(0.15)	35
1/1/10 to 12/31/10	11.66	(0.07)	1.65	1.58	—	—	—	1.58	13.24	13.53	68,463	1.05		1.33	(0.55)	179
1/1/09 to 12/31/09	9.53	(0.08)	2.21	2.13	—	—	—	2.13	11.66	22.39	26,310	1.05		1.41	(0.83)	262
1/1/08 to 12/31/08	17.85	(0.10)	(7.76)	(7.86)	—	(0.46)	(0.46)	(8.32)	9.53	(44.92)	25,716	1.00		1.20	(0.75)	177
Small-Cap Value Series
1/1/12 to 12/31/12	$11.99	0.29	0.67	0.96	(0.29)	—	(0.29)	0.67	$12.66	8.13%	$118,741	1.29	%(8)	1.34%	2.29%	17%
1/1/11 to 12/31/11	12.33	0.12	0.48	0.60	(0.10)	(0.84)	(0.94)	(0.34)	11.99	4.54	129,907	1.30		1.36	0.95	22
1/1/10 to 12/31/10	10.55	0.15	1.69	1.84	(0.06)	—	(0.06)	1.78	12.33	17.40	151,281	1.30		1.41	1.34	69
1/1/09 to 12/31/09	8.77	0.01	1.81	1.82	(0.04)	—	(0.04)	1.78	10.55	20.90	38,421	1.30		1.51	0.14	153
1/1/08 to 12/31/08	14.46	0.04	(5.42)	(5.38)	(0.01)	(0.30)	(0.31)	(5.69)	8.77	(37.91)	38,012	1.30		1.38	0.33	50
Strategic Allocation Series
1/1/12 to 12/31/12	$12.17	0.29	1.33	1.62	(0.31)	—	(0.31)	1.31	$13.48	13.42%	$135,046	0.87	%(8)	1.05%	2.18%	72%
1/1/11 to 12/31/11	12.22	0.30	(0.06)	0.24	(0.29)	—	(0.29)	(0.05)	12.17	1.91	138,124	0.85		1.07	2.39	43
1/1/10 to 12/31/10	11.11	0.30	1.14	1.44	(0.33)	—	(0.33)	1.11	12.22	13.20	158,322	0.85		0.96	2.61	42
1/1/09 to 12/31/09	9.25	0.29	1.94	2.23	(0.37)	—	(0.37)	1.86	11.11	24.51	170,247	0.85		0.95	2.98	89
1/1/08 to 12/31/08	12.95	0.37	(3.60)	(3.23)	(0.35)	(0.12)	(0.47)	(3.70)	9.25	(25.45)	163,271	0.85		0.87	3.19	50

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(4)	Each Series will also indirectly bear their prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(5)	Inception date
(6)	Annualized
(7)	Not Annualized
(8)	Blended net expense ratio. See Note 3C in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1—Organization

Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. It was formed on February 18, 1986 as a Massachusetts business trust, commenced operations on December 5, 1986 and was reorganized as a Delaware statutory trust on February 14, 2011.

The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report the Trust is comprised of nine series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in the respective Series’ Summary page.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Series, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

Each Series utilizes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases a Series fair values non-U.S. securities using an external pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked Instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain non-U.S. securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from such investments, distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Series is treated as a separate taxable entity. It is the intention of each Series in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Series may be subject to non-U.S. taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

As of December 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, non-U.S. currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Series and other affiliated mutual funds are allocated in proportion to the net assets of each such Series/fund, except where allocation of direct expense to each Series/fund or an alternative allocation method can be more appropriately used. In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying mutual funds in which the Series invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

Certain Series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, the Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

The Series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Series purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

As of the date of this report the Series held only assignment loans.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

H.	Derivative Financial Instruments

Enhanced disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhancing disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by certain Funds.

Options Contracts: An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Series may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if a Series anticipates a significant market or market sector advance. The Series are subject to equity price risk in the normal course of pursuing their investment objectives. A Series may use options contracts to hedge against changes in the values of equities.

When a Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. The holdings of a Series designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value ” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written call options at value” on the Statement of Assets and Liabilities. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that a Series gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that a Series may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that a Series pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

I.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued and delayed delivery securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

Note 3—Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (“VIA,” or the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.

As compensation for its service to the Series, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	Rate for First $250,000,000	Rate for Next $250,000,000	Rate for Excess Over $500,000,000
Capital Growth Series	0.70%	0.65%	0.60%
Growth & Income Series	0.70	0.65	0.60
International Series	0.75	0.70	0.65
Multi-Sector Fixed Income Series	0.50	0.45	0.40
Strategic Allocation Series	0.60	0.55	0.50

Series	Rate for First $1 Billion	Rate for Next $1 Billion	Rate Over $2 Billion
Real Estate Securities Series	0.75%	0.70%	0.65%

		Rate
Premium AlphaSector™ Series		1.10%
Small-Cap Growth Series		0.85
Small-Cap Value Series		0.90

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

B.	Subadvisers

The subadvisers manage the investments of each Series, for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve is as follows:

Series	Subadviser
Capital Growth Series	Kayne Anderson Rudnick Investment Management LLC (“Kayne”)*
Growth & Income Series	Euclid Advisors LLC (“Euclid”)*
International Series	Aberdeen Asset Management, Inc.
Multi-Sector Fixed Income Series	Newfleet Asset Management, LLC (“Newfleet”)*
Premium AlphaSector™ Series	F-Squared Institutional Advisors, LLC and Euclid*

Series	Subadviser
Real Estate Securities Series	Duff & Phelps Investment Management Co.*

Small-Cap Growth Series	Kayne*

Small-Cap Value Series	Kayne*

Strategic Allocation Series: Equity Portfolio Fixed Income Portfolio	Euclid* Newfleet*

*	Affiliate of the Adviser.

C.	Expense Limits

Effective November 6, 2012, VIA has contractually agreed to limit total operating expenses of certain Series of the Trust through April 30, 2014††, (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed the following percentages of average net assets:

	Maximum Total Operating Expense		Maximum Total Operating Expense
Capital Growth Series	1.03%	Real Estate Securities Series	1.16%
Growth & Income Series	0.98	Small-Cap Growth Series	1.19
International Series	1.23	Small-Cap Value Series	1.20
Multi-Sector Fixed Income Series	0.94	Strategic Allocation Series	0.98
Premium AlphaSector™ Series	1.70

††	For Premium AlphaSector™ Series, the contractual expiration date was April 30, 2012. The Adviser has voluntarily agreed to continue this limit on the Series’ expenses. The Adviser may discontinue the voluntary expense cap at any time.

For the period January 1, 2012 through November 5, 2012, VIA had contractually agreed to reimburse expenses of the Series as follows:

	Maximum Total Operating Expense		Maximum Total Operating Expense
Capital Growth Series	0.95%	Real Estate Securities Series	1.10%
Growth & Income Series	0.90	Small-Cap Growth Series	1.05
International Series	1.03	Small-Cap Value Series	1.30
Multi-Sector Fixed Income Series	0.75	Strategic Allocation Series	0.85
Premium AlphaSector™ Series	1.70

Effective November 5, 2010, the Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration Date
	2013	2014	2015	Total
Capital Growth Series	$52	$423	$334	$809
Growth & Income Series	61	449	335	845
International Series	73	613	407	1,093
Multi-Sector Fixed Income Series	50	466	327	843
Premium AlphaSectorTM Series	0	49	8	57
Real Estate Securities Series	9	133	95	237
Small-Cap Growth Series	27	205	155	387
Small-Cap Value Series	5	91	69	165
Strategic Allocation Series	37	330	253	620

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

D.	Administrator and Distributor

VP Distributors LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, served as the Administrator to the Trust (see Note 14). For the fiscal year ended (the “period”) December, 2012 the Series incurred administration fees from the Trust, totaling $1,048, which are included in the Statement of Operations. A portion of these fees was paid to an outside entity that also provides services to the Series.

VP Distributors also serves as the distributor for all the Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of each Series. For the period ended December 31, 2012, the Series incurred distribution fees from the Trust totaling $3,298, which is included in the Statement of Operations. A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners.

E.	Affiliated Account

At December 31, 2012, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates held 101,575 shares of Premium AlphaSector™ Series which may be redeemed at any time, with a value of $1,057.

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of unaffiliated mutual funds or variable annuities selected by the Trustees. Investments in such unaffiliated mutual funds are included in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2012.

Note 4—Purchases and Sales of Securities

($ reported in thousands except as noted)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term investments, and written options) during the period ended December 31, 2012, were as follows:

	Purchases	Sales
Capital Growth Series	$30,439	$54,209
Growth & Income Series	106,798	137,674
International Series	42,521	78,628
Multi-Sector Fixed Income Series	153,311	165,201
Premium AlphaSector™ Series	9,397	6,060
Real Estate Securities Series	19,235	33,230
Small-Cap Growth Series	9,830	21,553
Small-Cap Value Series	20,188	39,829
Strategic Allocation Series	88,092	107,646

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2012, were as follows:

	Purchases	Sales
Multi-Sector Fixed Income Series	$14,370	$14,423
Strategic Allocation Series	11,998	7,615

Note 5—Derivative Transactions

($ reported in thousands)

Certain Series invested in derivative instruments during the reporting period through the form of written covered call options. The primary type of risk associated with these options is equity price risk. The Growth & Income Series and Strategic Allocation Series invest in written covered call options contracts in an attempt to manage such risk and with the purpose of generating realized gains.

For additional information on the written covered call options in which each Series was invested, at the period ended December 31, 2012, refer to the Schedule of Investments and Note 2H.

Written options transactions, during the fiscal year ended December 31, 2012, were as follows:

	Growth & Income Series		Strategic Allocation Series
Call options	Number of Contracts	Premium Received	Number of Contracts	Premium Received
Options outstanding at December 31, 2011	—	$—	—	$—
Options written	6,701	1,159	3,904	679
Options closed	(5,061)	(935)	(2,951)	(548)
Options expired	(458)	(83)	(269)	(49)
Options exercised	(180)	(15)	(100)	(8)

Options outstanding at December 31, 2012	1,002	$126	584	$74

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of December 31, 2012:

Statements of Assets and Liabilities
	Growth & Income Series	Strategic Allocation Series
Assets: None	$—	$—

Liabilities: Written call options at value	(97)	(57)

Net asset (liability) balance	$(97)	$(57)

Statements of Operations
	Growth & Income Series	Strategic Allocation Series
Net realized gain (loss) on written options	$50	$29

Net change in unrealized appreciation (depreciation) on written options	29	17

Total net realized and unrealized gain (loss)	$79	$46

For the fiscal year ended December 31, 2012, the Funds’ average volume of derivative activities is as follows:

The average daily premiums received from written options
Growth and Income Series	$(179)
Strategic Allocation Series	(105)

Note 6—Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Certain Series may invest in exchange-traded funds (“ETFs”), which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

Certain Series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

At December 31, 2012, the Series below held securities in specific sectors as detailed below:

Series	Sector	Percentage of Total Investments
Capital Growth Series	Information Technology	32%
Small-Cap Growth Series	Information Technology	36
Small-Cap Value Series	Information Technology	27

Note 7—Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment; whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price; the extent of market making activity in the investment; and the nature of the market for investment. Illiquid securities are noted as such within each Series’ Schedule of Investments where applicable.

Restricted securities are not registered under the Securities Act of 1933, as amended. Generally, 144A securities are excluded from this category, except where defined as illiquid.

At December 31, 2012, the Trust did not hold illiquid and restricted securities.

Each Series will bear any costs, including those involved in registration under the Securities Act of 1933, as amended, in connection with the disposition of such securities.

Note 8—Indemnifications

Under the Trust’s organizational documents and the terms of in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition in the normal course of business, the Series enter into contracts that provide a variety of indemnifications to other parties. The Series’ maximum exposure under these arrangements is unknown as

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

this would involve future claims that may be made against the Series and that have not occurred. However, the Series have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 9—Manager of Managers

The Trust and VIA have each received an exemptive order from the SEC that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Note 10—Mixed and Shared Funding

Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.

Note 11—Federal Income Tax Information

($ reported in thousands except as noted)

At December 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Series were as follows:

Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Growth Series	$156,355	$35,028	$(1,122)	$33,906
Growth & Income Series – Investments	106,424	31,652	(1,319)	30,333
Growth & Income Series – Written Options	(126)	40	(11)	29
International Series	227,476	117,519	(4,906)	112,613
Multi-Sector Fixed Income Series	191,472	13,538	(1,433)	12,105
Premium AlphaSector™ Series	4,676	137	(4)	133
Real Estate Securities Series	54,634	47,660	—	47,660
Small-Cap Growth Series	51,386	10,592	(1,883)	8,709
Small-Cap Value Series	106,385	17,066	(4,597)	12,469
Strategic Allocation Series – Investments	114,044	21,913	(1,342)	20,571
Strategic Allocation Series – Written Options	(74)	23	(6)	17

The following Series have capital loss carryovers, which may be used to offset future capital gains, as follows:

	Expiration Year
Series	2016	2017	No Expiration	Total
Capital Growth Series	$45,874	$26,333	$—	$72,207
Growth & Income Series	5,121	3,864	—	8,985
International Series	—	36,249	—	36,249
Multi-Sector Fixed Income Series	—	6,407	—	6,407
Premium AlphaSector™ Series	—	—	56	56
Small-Cap Growth Series	6,611	—	—	6,611
Small-Cap Value Series	16,964	—	—	16,964
Strategic Allocation Series	—	2,307	—	2,307

The Trust may not realize the benefit of these losses to the extent each Series does not realize gains on investments prior to the expiration of the capital loss carryovers. The Growth & Income Series, the Small-Cap Growth Series and the Small-Cap Value Series amounts include losses acquired in connection with mergers. Utilization of this capital loss carryover is subject to annual limits.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

For the Period ended December 31, 2012, the following Series utilized losses deferred in prior years against current year capital gains.

Capital Growth Series	$1,502
Growth & Income Series	11,364
International Series	8,676
Multi-Sector Fixed Income Series	5,578
Premium AlphaSectorSM Series	35
Small-Cap Growth Series	3,853
Small-Cap Value Series	2,543
Strategic Allocation Series	10,794

The Capital Growth Series had $833 in capital loss carryovers which expired in 2012.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Series deferred and recognized qualified late year losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized		Capital Loss Deferred	Capital Loss Recognized
Capital Growth Series	$—	$—		$—	$3,526
Growth & Income Series	—	—		—	56
International Series	—	15		—	—
Multi-Sector Fixed Income Series	—	—		1,886	1,177
Small-Cap Growth Series	—	—		—	1,108
Small-Cap Value Series	—	—		—	628
Strategic Allocation Series	—	—	(1)	—	—

(1)	Amount less than $500.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Capital Growth Series	$326	$—
Growth & Income Series	157	—
International Series	1,164	—
Multi-Sector Fixed Income Series	1,230	—
Premium AlphaSector™ Series	—	—
Real Estate Securities Series	651	3,403
Small-Cap Growth Series	235	—
Small-Cap Value Series	522	—
Strategic Allocation Series	471	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Capital Growth Series	2012	$1,129	$—	$1,129
	2011	116	—	116
Growth & Income Series	2012	1,260	—	1,260
	2011	1,187	—	1,187
International Series	2012	9,184	—	9,184
	2011	9,551	—	9,551
Multi-Sector Fixed Income Series	2012	12,324	—	12,324
	2011	14,102	—	14,102
Premium AlphaSectorSM Series	2012	35	—	35
	2011	9	—	9
Real Estate Securities Series	2012	1,624	8,191	9,815
	2011	749	5,753	6,502
Small-Cap Growth Series	2012	115	—	115
	2011	—	6,550	6,550
Small-Cap Value Series	2012	2,762	—	2,762
	2011	1,146	9,362	10,508
Strategic Allocation Series	2012	3,202	—	3,202
	2011	3,332	—	3,332

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2012

Note 12—Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. As of December 31, 2012, the Series recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid In on Shares of Beneficial Interest	Accumulated Net Realized Gain (Loss)		Undistributed Net Investment Income (Loss)
Capital Growth Series	$(833)	$844		$(11)
Growth & Income Series	—	3		(3)
International Series	—	20		(20)
Multi-Sector Fixed Income Series	—	(132)		132
Premium AlphaSectorSM Series	(1)	—		1
Real Estate Securities Series	—	—	(1)	— (1)
Small-Cap Growth Series	(66)	2		64
Small-Cap Value Series	—	—	(1)	— (1)
Strategic Allocation Series	— (1)	(36)		36

(1)	Amount less than $500.

Note 13—Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 14—Subsequent Events

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in these financial statements:

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Trust’s former administrator, assigned its rights and obligations under the Administration Agreement to Virtus Fund Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Virtus Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Premium AlphaSector Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 22, 2013

VIRTUS VARIABLE INSURANCE TRUST

TAX INFORMATION NOTICE (UNAUDITED)

DECEMBER 31, 2012

For the fiscal year ended December 31, 2012, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualify for the dividends received deduction (“DRD”) for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below, or if subsequently different, as long-term capital gains dividends (“LTCG”) (reported in thousands).

	DRD	LTCG
Capital Growth Series	100%	$—
Growth & Income Series	100	—
International Series	—	—
Multi-Sector Fixed Income Series	—	—
Premium AlphaSectorSM Series	100	—
Real Estate Securities Series	—	9,531
Small-Cap Growth Series	100	—
Small-Cap Value Series	100	—
Strategic Allocation Series	46	—

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At an in-person meeting held on November 12, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Series by VIA and each of the Subadvisers; (2) the performance of the Series as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Series’ performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services. The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor to the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management or in the case of F-Squared Institutional Advisors, LLC, a proprietary quantitative model that supports allocation of Virtus Premium AlphaSectorTM Series’ assets. The Board also noted that VIA’s and the Subadvisers’ management of the Series is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Series’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, if applicable, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Series prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Series’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the periods ended September 30, 2012:

Virtus International Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Growth & Income Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Fund’s performance relative to its benchmark.

Virtus Strategic Allocation Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period.

Virtus Premium AlphaSectorTM Series. The Board noted that the Series underperformed the median of its Performance Universe and benchmark for the 1-year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Series’ underperformance. The Board noted that the Series commenced operations on February 14, 2011, and has a limited performance history.

Virtus Capital Growth Series. The Board noted that the Series underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and outperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Series outperformed its benchmark for the 1-year period and underperformed its benchmark for the 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Series’ performance and any actions taken to address the Series’ performance, including the replacement of the Series’ Subadviser in November 2010 and change in the Series’ portfolio manager in 2011. The Board noted that the Series’ longer-term performance reflects the performance of the Series’ previous Subadviser.

Virtus Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and benchmark for the 3-year period, and underperformed the median of its Performance Universe and benchmark for the 1-, 5-, and 10-year periods. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance as well as the type of fund.

Virtus Small-Cap Value Series. The Board noted that the Series underperformed the median of its Performance Universe and benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance as well as the type of fund.

Virtus Multi-Sector Fixed Income Series. The Board noted that the Series outperformed the median of its Performance Universe and benchmark for the 1-, 3-, 5- and 10-year periods.

After reviewing these and related factors, the Board concluded that each Series’ overall performance was satisfactory, or where noted above, action was being taken to address performance.

Management Fees and Total Expenses. The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Series’ net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that all of the Series had fee waivers and/or expense caps in place to limit the total expenses incurred by the Series and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses. The

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses:

Virtus International Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Real Estate Securities Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Growth & Income Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Premium AlphaSectorTM Series. The Board considered that the Series’ net management fee and net total expenses were above the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of fund.

Virtus Capital Growth Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Small-Cap Growth Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Small-Cap Value Series. The Board considered that the Series’ net management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses and the fact that VIA had agreed to lower the Series’ expense cap to the median of its Expense Group until April 2014.

Virtus Multi-Sector Fixed Income Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

The Board concluded that the advisory and sub-advisory fees for each Series were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability. The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Aberdeen Asset Management, Inc. and F-Squared Institutional Advisors, LLC, the unaffiliated Subadvisers, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Series was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale. The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for several of the Series included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and sub-advisory fee structure, including with respect to the Series that do not currently have breakpoints. The Board also took into account the current size of the Series. The Board concluded that no changes to the advisory fee structure of the Series were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

growth, including economies of scale. The Board also noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of each of the applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Series.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2011 9 Portfolios	Director (since 2005), VALIC Company I and VALIC Company II (collectively, 48 funds); and Director (since 2010), D’Youville Senior Care Center.
Roger A. Gelfenbien YOB: 1943 Elected: 2000 9 Portfolios	Director (since 1999), USAllianz Variable Insurance Product Trust (36 funds); and Director (2003 to 2009), Webster Bank.
Eunice S. Groark YOB: 1938 Elected: 1999 9 Portfolios	Director (since 2007), Peoples’ United Financial Inc. & Peoples United Bank; Director (since 1999), Rideshare Corp.; and Director (since 1999), CT Humanities Council.
John R. Mallin YOB: 1950 Elected: 1999 9 Portfolios	Attorney/Partner, and Chair Real Property Practice Group (since 2003), McCarter & English, LLP (law firm).
Hassell H. McClellan YOB: 1945 Elected: 2008 9 Portfolios	Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II and John Hancock retail Funds (since 2012) (collectively, 239 portfolios); Board of Overseers (2000 to 2008), Tufts University School of Dental Medicine; and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
Philip R. McLoughlin YOB: 1946 Elected: 2003 Chairman 63 Portfolios	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Funds; Chairman and Trustee (since 2011), Virtus Global Multi-Sector Fixed Income Fund and Virtus Total Return Fund; Director (since 1995), DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

FUND MANAGEMENT TABLES

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee and President (since 2006), Virtus Mutual Funds; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.
*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2010.	Senior Vice President, Legal (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Funds; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012).
Francis G. Waltman YOB: 1962	Senior Vice President since 2010.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; and Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103-4506

Trustees

George R. Aylward

Thomas J. Brown

Roger A. Gelfenbien

Eunice S. Groark

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Mark S. Flynn, Anti-Money Laundering Compliance Officer and Assistant Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581-1722

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-367-5877

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series,

each a series of Virtus Variable Insurance Trust

Supplement dated November 5, 2012 to the Summary and

Statutory Prospectuses dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS

Kayne Anderson Rudnick Investment Management, LLC, the subadviser to each of the above-named funds, has recently announced upcoming organization changes. Effective January 1, 2013, Doug Foreman, currently Director of Equities, will be named Co-Chief Investment Officer and retain the responsibilities of Director of Equities. He will share that role with Robert Schwarzkopf, currently Chief Investment Officer, who will then serve as Co-Chief Investment Officer. Also effective January 1, 2013, Mr. Schwarzkopf will no longer serve as a portfolio manager to Virtus Small-Cap Growth Series. It is currently anticipated that effective on or about January 1, 2014, Mr. Schwarzkopf will no longer serve as a portfolio manager to Virtus Small-Cap Value Series.

Accordingly, the following disclosure changes will be effective on January 1, 2013. Any disclosure changes required by the organizational changes anticipated to be effective on or about January 1, 2014, will be announced closer to that date.

Virtus Small-Cap Growth Series

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:

➢ Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has served as Portfolio Manager since 2010.

➢ Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has served as Portfolio Manager since 2010.

Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series

Additionally, the biographical information for Mr. Schwarzkopf under “Portfolio Management” in each fund’s statutory prospectus will be replaced with the following:

Robert Schwarzkopf, CFA. Mr. Schwarzkopf has served as Co-Portfolio Manager since November 2010. He is also Co-Portfolio Manager of other funds managed by Kayne. Mr. Schwarzkopf is Co-Chief Investment Officer (since January 2013), previously Chief Investment Officer (2007-2013)), a portfolio manager for the small and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 31 years of investment industry experience.

Investors should retain this supplement with the

Prospectuses for future reference.

Virtus Variable Insurance Trust

Supplement dated December 21, 2012 to the Summary Prospectuses and

Statutory Prospectuses dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS

Effective November 5, 2012, the limits under the contractual expense limitation arrangements for certain of the series of Virtus Variable Insurance Trust have changed. Effective November 6, 2012, the following disclosure describes the current expense limitation arrangements for each affected Series.

Virtus Capital Growth Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.15%
Less: Expense Reimbursements(2)	(0.19%	)
Net Annual Series Operating Expenses	0.96%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)	Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 0.95%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 1.03%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.03% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Growth & Income Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.16%
Less: Expense Reimbursements(2)	(0.25%	)
Net Annual Series Operating Expenses	0.91%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)	Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 0.90%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 0.98%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.98% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus International Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.73%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	1.19%
Less: Expense Reimbursements(2)	(0.16%	)
Net Annual Series Operating Expenses	1.03%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)

Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 1.03%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 1.23%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.23% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Multi-Sector Fixed Income Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	0.96%
Less: Expense Reimbursements(2)	(0.21%	)
Net Annual Series Operating Expenses	0.75%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)	Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 0.75%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 0.94%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.94% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Real Estate Securities Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	1.21%
Less: Expense Reimbursements(2)	(0.11%	)
Net Annual Series Operating Expenses	1.10%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)	Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 1.10%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 1.16%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.16% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, the VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Small-Cap Growth Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.34%
Less: Expense Reimbursements(2)	(0.28%	)
Net Annual Series Operating Expenses	1.06%

(1)	Restated to reflect current expenses as of May 1, 2012.
(2)

Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 1.05%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 1.19%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.19% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Small-Cap Value Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.36%
Less: Expense Reimbursements(2)	(0.05%	)
Net Annual Series Operating Expenses	1.31%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)	Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 1.30%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 1.20%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.20% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Virtus Strategic Allocation Series

The “Annual Series Operating Expenses” table and its associated footnotes under “Fees and Expenses” in the Series’ summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following.

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	1.06%
Less: Expense Reimbursements(2)	(0.21%	)
Net Annual Series Operating Expenses	0.85%

(1)	Restated to reflect current expenses as of May 1, 2012.

(2)	Prior to November 6, 2012, the Series’ investment adviser had contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses did not exceed 0.85%. Effective November 6, 2012, the contractual expense cap (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) is 0.98%, through April 30, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

The paragraph describing the expense limitation arrangements under “The Adviser” in the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.98% of the Series’ average net assets). This expense limitation agreement is in place through April 30, 2014. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Investors should retain this supplement with the

Prospectuses for future reference.

100 Pearl Street

Hartford, CT 06103

For more information about the Virtus Variable Insurance Trust, please contact us at 1-800-367-5877 or Virtus.com.

8510	02-13

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

Thomas Brown has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Brown is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Mr. Brown began serving in this capacity as of March 1, 2011. Prior to such time, Roger A. Gelfenbien was the Registrant’s “audit committee financial expert” serving on its Audit Committee.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $200,531 for 2012 and $163,170 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $26,928 for 2012 and $49,769 for 2011. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,050 for 2012 and $41,300 for 2011.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. (Prior to Mr. Brown’s appointment as Chair of the Audit Committee, pre-approvals were provided by Mr. Gelfenbien as the prior Chair of the Audit Committee.) In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $418,361 for 2012 and $327,554 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Variable Insurance Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/08/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/08/2013

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date 03/08/2013

* Print the name and title of each signing officer under his or her signature.